UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2009

Date of reporting period: August 1, 2008 - July 31, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PPT

Putnam Premier Income Trust

Annual report 7|31|09

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Premier Income
Trust

Annual report
7 | 31 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Your fund’s performance	9
Terms and definitions	10
Trustee approval of management contract	11
Other information for shareholders	14
Financial statements	15
Federal tax information	55
Shareholder meeting results	55
Compliance certifications	55
About the Trustees	56
Officers	60

Message from the Trustees

Dear Fellow Shareholder:

The stock market has enjoyed a sharp rebound since late March, with the S&P 500 Index moving into positive territory for the year. Investors have also begun to return to bonds that carry some degree of credit risk, pushing prices of those securities up and prices of safe-haven U.S. Treasuries lower. While these are bullish trends, we caution investors that the recovery is still in its early stages. The markets may well pause in the coming months as they return to full health.

We are pleased to report that, in many instances, Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team today is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the recent arrival of several senior portfolio managers, research analysts, and traders.

In other developments, Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds, and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with more than $40 billion in assets under management. Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company.

Also, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

John A. Hill
Chairman of the Trustees

September 16, 2009

About the fund

Seeking broad diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since the fund’s launch. The U.S. investment-grade market added new sectors such as asset-backed securities, and the high-yield corporate bond sector has grown significantly. Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund is designed to keep pace with this market expansion. To accommodate the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with the varied investment opportunities. Each group identifies what it considers to be compelling strategies within its area of expertise. Your fund’s portfolio managers select from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

The fund’s multi-strategy approach is designed to suit the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income.

Consider these risks before you invest: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s NAV.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Premier Income Trust balances risk and return across multiple sectors.

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Weightings are shown as a percentage of the fund’s net assets. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 17–45.

2	3

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 7/31/09

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 9 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

“Our focus on credit quality began to pay off
more recently as renewed market stability has
prompted investors to become more discerning.”

D. William Kohli, Portfolio Manager, Putnam Premier Income Trust

Credit qualities shown as a percentage of portfolio value as of 7/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s Portfolio Manager

D. William Kohli

Bill, how did Premier Income Trust perform during its most recent annual period?

The fund’s return was slightly negative at –2.11% at net asset value. However, this figure masks a rebound of nearly 40% during the second half of the reporting period, a time in which the fixed-income market began to overcome the extraordinary turmoil that characterized most of 2008.

The fund underperformed its benchmark and its Lipper peers during the year. The Barclays Capital Government Bond Index returned 6.67% for the 12-month period, while the average fund in the Lipper Flexible Income Funds [closed-end] returned 0.43%.

The primary reason for the fund’s underperformance was the sell-off in higher-grade credit securities that characterized the market meltdown of late 2008. Somewhat counterintuitively, investors were rewarded for holding a lower-quality bias during this time. The reason for this disconnect is that investors’ efforts to raise cash quickly during the worst part of the sell-off led them to jettison the most liquid (i.e., most easily traded) securities in their portfolios. While the higher-grade securities we favored recovered in the second half of the period once investors’ focus returned to fundamentals, this rebound was not enough to make up for the earlier shortfall.

What led to the disruptions in the credit markets during the autumn of 2008, and what sparked the improvements we’ve seen in recent months?

Lehman Brothers’ failure caused prices in the non-Treasury segments of the bond market to decline sharply during late 2008. The markets were also pressured by a surge in home foreclosures, severe problems for the securitized loan markets, and the collapse of Bear Stearns. As investors gravitated to the safe haven of Treasuries and moved out of other segments of the bond market, the yields of non-Treasury securities spiked to never-before-seen levels relative to Treasuries. Neither the extremely problematic unwinding of the Long Term Capital Management hedge fund in 1998 nor the catastrophic events of September 11, 2001, prompted price declines anywhere near those that occurred in 2008.

The result of these events was dramatically reduced access to credit in 2008 for both individuals and businesses, a trend that helped drive the United States and all major European countries into the worst economic downturn since the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/09. See the previous page and page 9 for additional fund performance information. Index descriptions can be found on page 10.

Great Depression. In response, the Fed [U.S. Federal Reserve] cut short-term interest rates to zero in an effort to restart the economy, and the Fed and U.S. Treasury introduced a number of new credit facilities designed to spur lending by large financial institutions. Since the introduction of these facilities, there has been a significant improvement in the global credit markets. Despite these efforts — and notwithstanding Congress’ approval of the Obama administration’s $800 billion stimulus package last February — U.S. economic data has only progressed to a level that indicates stabilization rather than renewed growth, and unemployment continues to inch toward 10%. We’re not out of the woods yet.

IN THE NEWS

Is the Great Recession over? Federal Reserve Board Chairman Ben Bernanke observed recently that the economy appeared to be “leveling out,” and a wealth of positive economic news corroborates that view. The stock market is up more than 45% since March, home sales have risen for three straight months, and many big companies are reporting higher profits. Certainly, dark clouds in some data continue to cast a shadow. The nation’s unemployment rate remains high at 9.4% for the month of July and may rise further. And consumer spending is still weak. Nonetheless, upward revisions of GDP growth are streaming in. Moody’s Economy.com, for example, has revised its third-quarter GDP outlook to 1.6% from 1.1%, and its fourth-quarter estimate to 2.1% from 0.2%.

Bill, what has been your portfolio strategy during the past 12 months?

We have maintained our strategy of focusing on high-quality credit instruments that we believe carry minimal fundamental credit risk. Though the performance of most credit instruments was highly correlated during the market downturn last fall — reflecting panic rather than a careful evaluation of fundamentals — our focus on credit quality began to pay off more recently as renewed market stability prompted investors to become more discerning.

The market downturn provided us with opportunities to add to securities that had been severely beaten down in the broader sell-off. For example, we began to find compelling opportunities among what we perceived to be severely undervalued securities among commercial mortgage-backed securities (CMBSs), collateralized mortgage obligations (CMOs) — particularly interest-only securities (IOs) — and inverse floating rate notes. We have purchased large amounts of these securities at various points over the past 18 months.

Several factors helped the fund to begin to bounce back from the tremendous market downdraft last fall. First, the fund’s

Top holdings

HOLDING (percentage of fund’s net assets)	COUPON(%) and MATURITY DATE

Securitized sector
Government National Mortgage Association Pass-Through Certificates (4.76%)	4.5%, 2039
Credit Suisse Mortgage Capital Certificates (2.42%)	5.694%, 2040
Wells Fargo Alternative Loan Trust FRB Ser. 07-PA6, Class A1 (1.02%)	6.584%, 2037
Credit sector
VTB Capital SA 144A sec. notes (Russia) (0.70%)	6.609%, 2012
Kinder Morgan, Inc. sr. notes (0.39%)	6.5%, 1012
Echostar DBS Corp. company guaranty (0.37%)	6.625%, 2014
Government sector
Sweden (Government of) debs. Ser. 1041 (1.22%)	6.75%, 2014
Russia (Federation of) 144A unsec. unsub. bonds (0.69%)	5%, 2030
Argentina (Republic of) sr. unsec. unsub. bonds FRB (0.64%)	1.683%, 2012

This table shows the fund’s top holdings and the percentage of the fund’s net assets that each represented as of 7/31/09. Holdings will vary over time.

investments in IOs and inverse floating rate securities have benefited from the fact that mortgage-holders have largely stopped the practice of paying off their mortgage principals sooner than they have to. Second, because strategies among major central banks regarding how best to deal with the “Great Recession” have diverged somewhat over the past 12 months, the fund has strongly benefited from our calls regarding the direction of interest-rate movements among various countries. The fund also profited from our prior decision to position the portfolio for a steeper yield curve. A steeper yield curve occurs when long-term yields rise more than short-term yields, indicating underperformance for longer-term bonds. This strategy is based on our view that longer-term bonds will continue to underperform as central banks keep short-term rates low and concern grows over government budget deficits and longer-term inflation trends.

What additional strategy adjustments, if any, did you make during the year?

We reduced the overall level of commercial mortgage assets in the portfolio in order to reduce the fund’s price volatility. Additionally, we shifted to commercial mortgages and residential mortgages with shorter durations; in other words, a lower level of sensitivity to prevailing interest-rate trends. Within the residential mortgage area, we have emphasized two specific types of securities that we felt were trading at very depressed prices: hybrid adjustable-rate mortgages, which combine features of both fixed-rate and adjustable-rate mortgages; and Alt-A mortgages, which are considered more risky than prime mortgages but of higher quality than subprime mortgages. We believe that both types of residential mortgages were unfairly punished during the market downturn of the past year.

Bill, what is your outlook for the economy, the credit markets, and the fund over the next several months?

The outlook for the economy and markets remains problematic. Bank lending is still constrained, the Fed and U.S. Treasury have limited policy options, and some analysts believe that unemployment could remain very high for the next several years. It seems likely that consumers lack the purchasing power to significantly jumpstart the economy any time soon. We are also skeptical of recent talk of economic “green shoots” — i.e., indicators that growth is gradually resuming — as well as the prospect of sizeable inventory rebuilding by businesses. On the other hand, the stock market has rallied through much of this year, and trillions of dollars in cash reportedly remains on the sidelines ready to be deployed in higher-yielding assets.

Reflecting our view that it is impossible to predict even the short-term outlook for the economy, we are looking to invest in bonds that are more likely to produce steady returns even if the U.S. economy recovers much more slowly than many are now hoping. We are also emphasizing bonds with lower interest-rate sensitivity and/or higher credit quality. We believe the potential returns from this select mix of credit instruments remain attractive.

Thanks, Bill, for sharing your insights with us.

Comparison of top sector weightings*

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

* May include exposure to derivative instruments.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to D. William Kohli, your fund’s Portfolio Managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

Your fund’s performance

This section shows your fund’s performance for periods ended July 31, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Total return and comparative index results For periods ended 7/31/09

				Lipper Flexible Income
			Barclays Capital	Funds (closed-end)
	NAV	Market price	Government Bond Index	category average*

Annual average	7.17%	6.48%	7.12%	6.59%
Life of fund (since 2/29/88)

10 years	68.99	67.90	81.30	69.56
Annual average	5.39	5.32	6.13	5.24

5 years	18.10	23.70	29.55	22.27
Annual average	3.38	4.35	5.31	4.06

3 years	3.30	12.89	22.59	8.05
Annual average	1.09	4.12	7.02	2.59

1 year	-2.11	0.65	6.67	0.43

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/09, there were 6, 6, 6, 5, and 1 fund(s), respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/09

Distributions

Number	12

Income	$0.516

Capital gains	—

Total	$0.516

Share value	NAV	Market price

7/31/08	$6.55	$5.97

7/31/09	5.73	5.37

Current yield (end of period)

Current dividend rate*	9.01%	9.61%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/09

	NAV	Market price

Annual average	6.79%	6.10%
Life of fund (since 2/29/88)

10 years	55.41	44.75
Annual average	4.51	3.77

5 years	10.14	19.11
Annual average	1.95	3.56

3 years	–3.51	4.77
Annual average	–1.18	1.57

1 year	–10.50	–7.30

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee  schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 1st percentile in total expenses as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size —as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	72nd

Three-year period	72nd

Five-year period	72nd

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 6, 6 and 6 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Fiduciary Trust Company, which agreement provides benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share
repurchase program

In September 2008, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2008, up to 10% of the fund’s common shares outstanding as of October 7, 2008.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330.

You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2009, Putnam employees had $371,000,000 and the Trustees had $33,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust, including the fund’s portfolio, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 16, 2009

The fund’s portfolio 7/31/09

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)*	amount	Value

Banc of America Alternative Loan Trust
Ser. 06-7, Class A2, 5.707s, 2036	$8,951,000	$6,265,700

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A2, 5.658s, 2049	3,453,000	3,454,200
FRB Ser. 07-3, Class A3, 5.658s, 2049	343,000	295,702
Ser. 07-2, Class A2, 5.634s, 2049	977,000	956,514
Ser. 07-1, Class A4, 5.451s, 2049	1,964,000	1,743,522
Ser. 05-6, Class A2, 5.165s, 2047	2,118,000	2,121,442
Ser. 07-5, Class XW, IO, 0.439s, 2051	218,129,000	3,271,935

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	318,946	106,544
Ser. 01-1, Class K, 6 1/8s, 2036	718,000	335,941

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.925s, 2036	6,152,964	3,568,719

Banc of America Large Loan 144A FRB
Ser. 05-MIB1, Class K, 2.288s, 2022	1,187,000	592,038

Bayview Commercial Asset Trust 144A
Ser. 07-1, Class S, IO, 2.477s, 2037	7,368,885	390,551
Ser. 07-5A, IO, 1.55s, 2037	1,913,426	139,106

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	4,531,322	2,130,724
FRB Ser. 06-6, Class 2A1, 5.862s, 2036	2,188,691	1,071,812
FRB Ser. 07-1, Class 21A1, 5.645s, 2047	3,060,875	1,561,046

Bear Stearns Alternate Trust II FRB
Ser. 07-1, Class 1A1, 6.074s, 2047	2,778,402	1,560,138

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.191s, 2032	481,000	283,184
Ser. 07-PW17, Class A3, 5.736s, 2050	3,745,000	3,482,850

Bear Stearns Commercial Mortgage
Securities, Inc. 144A Ser. 07-PW18,
Class X1, IO, 0.095s, 2050	121,015,632	699,168

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
6.197s, 2036	2,837,481	1,467,538
FRB Ser. 05-10, Class 1A5A, 5.831s, 2035	280,041	162,424
FRB Ser. 05-10, Class 1A4A, 5.733s, 2035	2,955,425	1,655,038
FRB Ser. 06-AR7, Class 2A2A,
5 5/8s, 2036	1,774,041	1,046,684

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A Ser. 07-CD5,
Class XS, IO, 0.077s, 2044	71,154,610	347,117

Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, IO, 0.967s, 2017	1,022,534	27,832

Commercial Mortgage Pass-Through
Certificates 144A FRB Ser. 05-F10A,
Class A1, 0.388s, 2017	481,627	473,049

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	6,273,747	3,751,505
Ser. 06-J8, Class A4, 6s, 2037	4,763,452	2,848,396
Ser. 05-80CB, Class 2A1, 6s, 2036	3,951,528	2,827,812
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	3,659,822	2,996,194
Ser. 07-8CB, Class A1, 5 1/2s, 2037	2,149,453	1,583,207
FRB Ser. 06-23CBC, Class 2A5,
0.685s, 2036	6,596,052	3,256,801
FRB Ser. 06-OC10, Class 2A2A,
0.465s, 2036	4,050,000	1,775,011
FRB Ser. 07-HY7C, Class A1, 0.425s, 2037	4,349,335	2,000,694

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.667s, 2035	4,318,538	2,461,567
FRB Ser. 05-HYB4 Class 2A1,
4.887s, 2035	10,081,034	5,947,810

MORTGAGE-BACKED		Principal
SECURITIES (47.1%)* cont.		amount	Value

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
5.576s, 2035		$4,980,972	$457,627
Ser. 06-R1, Class AS, IO, 5.565s, 2036		3,559,415	319,395
Ser. 05-R3, Class AS, IO, 5.514s, 2035		1,090,849	98,858
FRB Ser. 06-R2, Class AS, IO,
5.406s, 2036		5,774,100	440,275

Credit Suisse Mortgage Capital Certificates
Ser. 07-3, Class 1A1A, 5.837s, 2037		1,609,152	901,125
FRB Ser. 06-C3, Class A3, 5.826s, 2038		7,798,000	6,380,678
FRB Ser. 07-C4, Class A2, 5.81s, 2039		1,632,000	1,641,674
Ser. 07-C5, Class A3, 5.694s, 2040		21,660,000	19,463,340
Ser. 06-C4, Class A3, 5.467s, 2039		2,852,000	2,050,115
Ser. 07-C2, Class A2, 5.448s, 2049		5,040,000	4,902,430

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.085s, 2017		167,000	75,150
FRB Ser. 06-A, Class C, 0.885s, 2017		495,000	272,250

Criimi Mae Commercial Mortgage Trust
144A Ser. 98-C1, Class B, 7s, 2033		1,475,186	1,331,945

CS First Boston Mortgage Securities
Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		3,176,400	2,264,780
Ser. 98-C1, Class F, 6s, 2040		1,880,000	1,560,400
Ser. 02-CP5, Class M, 5 1/4s, 2035		691,000	49,595
FRB Ser. 05-TFLA, Class L, 2.138s, 2020		1,356,000	678,000

CWCapital Cobalt Ser. 06-C1, Class A2,
5.174s, 2048		3,038,000	3,047,176

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR3, Class A1, 0.475s, 2036		3,355,361	1,456,567

Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1, Class X,
IO, 0.634s, 2031		8,471,556	159,435

DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		552,708	386,896

European Loan Conduit 144A FRB
Ser. 22A, Class D, 1.764s, 2014
(United Kingdom)	GBP	995,000	249,039

European Prime Real Estate PLC 144A
FRB Ser. 1-A, Class D, 1.764s, 2014
(United Kingdom)	GBP	541,855	45,207

Fannie Mae
IFB Ser. 06-70, Class SM, 52.403s, 2036		$369,178	596,780
IFB Ser. 06-62, Class PS, 38.19s, 2036		1,112,217	1,628,348
IFB Ser. 05-74, Class CP, 23.705s, 2035		794,140	1,003,229
IFB Ser. 05-99, Class SA, 23.522s, 2035		919,616	1,150,265
IFB Ser. 05-95, Class OP, 19.475s, 2035		606,849	741,269
IFB Ser. 05-83, Class QP, 16.653s, 2034		330,320	390,948
IFB Ser. 03-44, Class SI, IO, 7.715s, 2033		3,644,585	489,180
IFB Ser. 07-W6, Class 6A2, IO,
7.515s, 2037		1,737,035	208,861
IFB Ser. 06-90, Class SE, IO, 7.515s, 2036		4,202,141	622,942
IFB Ser. 08-7, Class SA, IO, 7.265s, 2038		7,924,118	1,064,051
IFB Ser. 07-W6, Class 5A2, IO,
7.005s, 2037		2,645,601	296,519
IFB Ser. 07-W2, Class 3A2, IO,
6.995s, 2037		2,254,339	252,306
IFB Ser. 05-113, Class AI, IO,
6.945s, 2036		1,317,046	167,678
IFB Ser. 06-125, Class SM, IO,
6.915s, 2037		1,974,492	217,747
IFB Ser. 06-43, Class SU, IO,
6.915s, 2036		668,598	75,933
IFB Ser. 06-24, Class QS, IO,
6.915s, 2036		1,475,432	220,651

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-79, Class DI, IO,
6.865s, 2036	$3,173,297	$415,600
IFB Ser. 06-60, Class SI, IO,
6.865s, 2036	6,103,825	747,291
IFB Ser. 06-60, Class UI, IO,
6.865s, 2036	1,041,924	141,664
IFB Ser. 04-24, Class CS, IO,
6.865s, 2034	637,402	91,218
IFB Ser. 04-12, Class WS, IO,
6.865s, 2033	3,893,248	419,920
IFB Ser. 07-W7, Class 3A2, IO,
6.845s, 2037	2,895,995	317,169
IFB Ser. 03-130, Class BS, IO,
6.765s, 2033	4,534,726	486,095
IFB Ser. 03-34, Class WS, IO,
6.715s, 2029	4,289,829	412,887
IFB Ser. 08-20, Class SA, IO,
6.705s, 2038	919,648	97,191
IFB Ser. 08-41, Class S, IO,
6.515s, 2036	4,381,879	464,385
IFB Ser. 05-42, Class SA, IO,
6.515s, 2035	7,342,520	801,076
IFB Ser. 05-48, Class SM, IO,
6.515s, 2034	1,719,988	197,317
Ser. 383, Class 101, IO,
6 1/2s, 2022	122,474	17,486
Ser. 383, Class 102, IO,
6 1/2s, 2022	78,715	9,332
IFB Ser. 07-54, Class CI, IO,
6.475s, 2037	2,118,372	239,192
IFB Ser. 08-34, Class SM, IO,
6.465s, 2038	3,815,358	407,766
IFB Ser. 07-28, Class SE, IO,
6.465s, 2037	381,145	42,723
IFB Ser. 07-22, Class S, IO,
6.465s, 2037	14,519,726	1,566,098
IFB Ser. 07-24, Class SD, IO,
6.465s, 2037	1,671,791	170,355
IFB Ser. 06-79, Class SI, IO,
6.465s, 2036	945,407	105,616
IFB Ser. 05-90, Class GS, IO,
6.465s, 2035	289,322	36,431
IFB Ser. 05-90, Class SP, IO,
6.465s, 2035	1,066,185	100,774
IFB Ser. 05-12, Class SC, IO,
6.465s, 2035	1,312,845	141,165
IFB Ser. 05-18, Class SK, IO,
6.465s, 2035	298,422	29,016
IFB Ser. 05-45, Class PL, IO,
6.465s, 2034	7,703,341	855,780
IFB Ser. 07-W5, Class 2A2, IO,
6.455s, 2037	858,990	88,716
IFB Ser. 07-30, Class IE, IO,
6.455s, 2037	5,034,444	725,866
IFB Ser. 06-123, Class CI, IO,
6.455s, 2037	3,954,792	453,852
IFB Ser. 06-126, Class CS, IO,
6.415s, 2037	2,924,472	314,667
IFB Ser. 06-31, Class SX, IO,
6.415s, 2036	3,956,705	461,427
IFB Ser. 06-33, Class JS, IO,
6.415s, 2036	1,271,373	135,864
IFB Ser. 06-36, Class SP, IO,
6.415s, 2036	2,116,241	220,421
IFB Ser. 06-23, Class SP, IO,
6.415s, 2036	1,720,787	212,569

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-16, Class SM, IO,
6.415s, 2036	$3,857,483	$461,799
IFB Ser. 05-95, Class CI, IO,
6.415s, 2035	2,130,955	259,188
IFB Ser. 05-84, Class SG, IO,
6.415s, 2035	3,460,352	465,630
IFB Ser. 05-57, Class NI, IO,
6.415s, 2035	909,463	105,362
IFB Ser. 06-3, Class SB, IO,
6.415s, 2035	10,126,404	1,254,054
IFB Ser. 05-29, Class SX, IO,
6.415s, 2035	2,464,279	264,535
IFB Ser. 05-57, Class DI, IO,
6.415s, 2035	1,536,120	166,775
IFB Ser. 05-7, Class SC, IO,
6.415s, 2035	8,787,599	781,754
IFB Ser. 04-92, Class S, IO,
6.415s, 2034	5,714,399	629,898
IFB Ser. 06-104, Class EI, IO,
6.405s, 2036	2,249,987	244,885
IFB Ser. 05-83, Class QI, IO,
6.405s, 2035	596,562	79,947
IFB Ser. 06-128, Class GS, IO,
6.395s, 2037	2,296,196	253,799
IFB Ser. 05-73, Class SD, IO,
6.395s, 2035	288,055	40,128
IFB Ser. 06-114, Class IS, IO,
6.365s, 2036	1,916,476	205,688
IFB Ser. 06-51, Class SP, IO,
6.365s, 2036	933,273	117,322
IFB Ser. 04-92, Class SQ, IO,
6.365s, 2034	2,436,558	290,888
IFB Ser. 06-115, Class IE, IO,
6.355s, 2036	1,518,589	189,313
IFB Ser. 06-117, Class SA, IO,
6.355s, 2036	2,292,322	245,260
IFB Ser. 06-109, Class SG, IO,
6.345s, 2036	560,831	58,006
IFB Ser. 06-109, Class SH, IO,
6.335s, 2036	1,913,874	242,566
IFB Ser. 06-111, Class SA, IO,
6.335s, 2036	11,896,747	1,386,804
IFB Ser. 06-103, Class SB, IO,
6.315s, 2036	775,710	77,606
IFB Ser. 06-43, Class SI, IO,
6.315s, 2036	4,363,775	460,073
IFB Ser. 06-50, Class IP, IO,
6.315s, 2036	12,104,537	1,398,377
IFB Ser. 06-8, Class JH, IO,
6.315s, 2036	7,527,934	890,253
IFB Ser. 05-122, Class SG, IO,
6.315s, 2035	1,888,227	225,889
IFB Ser. 05-122, Class SW, IO,
6.315s, 2035	2,195,222	250,387
IFB Ser. 05-57, Class MS, IO,
6.315s, 2035	6,388,991	612,632
IFB Ser. 06-101, Class SA, IO,
6.295s, 2036	4,906,521	509,689
IFB Ser. 06-92, Class LI, IO,
6.295s, 2036	2,248,034	243,381
IFB Ser. 06-99, Class AS, IO,
6.295s, 2036	912,723	104,264
IFB Ser. 06-17, Class SI, IO,
6.295s, 2036	1,842,101	193,623
IFB Ser. 06-98, Class SQ, IO,
6.285s, 2036	10,258,297	1,095,483

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-60, Class YI, IO,
6.285s, 2036	$5,363,561	$750,094
IFB Ser. 06-86, Class SB, IO,
6.265s, 2036	1,082,836	137,769
IFB Ser. 07-91, Class SA, IO,
6.225s, 2037	4,065,115	416,918
IFB Ser. 07-15, Class NI, IO,
6.215s, 2022	3,460,143	343,327
IFB Ser. 07-109, Class XI, IO,
6.165s, 2037	1,545,842	201,309
IFB Ser. 07-W8, Class 2A2, IO,
6.165s, 2037	3,870,626	381,799
IFB Ser. 06-79, Class SH, IO,
6.165s, 2036	3,478,293	364,319
IFB Ser. 07-30, Class LI, IO,
6.155s, 2037	4,317,228	455,640
IFB Ser. 07-89, Class SA, IO,
6.145s, 2037	4,394,616	442,895
IFB Ser. 07-W2, Class 1A2, IO,
6.145s, 2037	1,852,258	182,114
IFB Ser. 07-54, Class IA, IO,
6 1/8s, 2037	2,191,678	227,485
IFB Ser. 07-54, Class IB, IO,
6 1/8s, 2037	2,191,678	227,485
IFB Ser. 07-54, Class IC, IO,
6 1/8s, 2037	2,191,678	227,485
IFB Ser. 07-54, Class ID, IO,
6 1/8s, 2037	2,191,678	227,485
IFB Ser. 07-54, Class IE, IO,
6 1/8s, 2037	2,191,678	227,485
IFB Ser. 07-54, Class IF, IO,
6 1/8s, 2037	3,487,151	367,302
IFB Ser. 07-54, Class NI, IO,
6 1/8s, 2037	2,008,313	191,510
IFB Ser. 07-54, Class UI, IO,
6 1/8s, 2037	3,323,855	385,767
IFB Ser. 07-15, Class CI, IO,
6.095s, 2037	7,374,643	778,910
IFB Ser. 06-115, Class JI, IO,
6.095s, 2036	5,195,398	564,064
IFB Ser. 07-109, Class PI, IO,
6.065s, 2037	2,804,359	260,257
IFB Ser. 09-43, Class SB, IO,
6.045s, 2039	326,141	39,880
IFB Ser. 06-123, Class LI, IO,
6.035s, 2037	3,560,027	366,932
IFB Ser. 07-81, Class IS, IO,
6.015s, 2037	2,875,904	288,424
Ser. 383, Class 100, IO,
6s, 2022	128,205	13,589
IFB Ser. 08-11, Class SC, IO,
5.995s, 2038	324,893	35,072
IFB Ser. 07-39, Class AI, IO,
5.835s, 2037	3,973,736	372,299
IFB Ser. 07-32, Class SD, IO,
5.825s, 2037	2,600,847	245,760
IFB Ser. 07-30, Class UI, IO,
5.815s, 2037	2,130,851	212,703
IFB Ser. 07-32, Class SC, IO,
5.815s, 2037	3,680,372	358,001
IFB Ser. 07-1, Class CI, IO,
5.815s, 2037	2,417,478	225,454
IFB Ser. 04-46, Class PJ, IO,
5.715s, 2034	1,561,000	173,474
IFB Ser. 07-75, Class ID, IO,
5.585s, 2037	2,662,564	238,736

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)* cont.	amount	Value

Fannie Mae
Ser. 383, Class 18, IO,
5 1/2s, 2038	$1,411,782	$197,650
Ser. 383, Class 19, IO,
5 1/2s, 2038	1,284,948	179,893
Ser. 383, Class 6, IO,
5 1/2s, 2037	1,093,566	147,839
Ser. 383, Class 7, IO,
5 1/2s, 2037	1,079,256	151,096
Ser. 383, Class 20, IO,
5 1/2s, 2037	810,413	113,458
IFB Ser. 09-3, Class SE, IO,
5.215s, 2037	2,751,542	220,399
Ser. 03-W17, Class 12, IO, 1.144s, 2033	3,621,476	104,530
Ser. 06-26, Class NB, 1s, 2036	469,834	462,328
Ser. 00-T6, IO, 0.774s, 2030	5,436,564	99,473
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	5,870,187	83,024
Ser. 03-W10, Class 1A, IO, 0.545s, 2043	4,993,966	60,168
Ser. 02-T18, IO, 0.513s, 2042	9,833,306	102,890
Ser. 06-56, Class XF, zero %, 2036	131,918	125,435
Ser. 06-47, Class VO, PO, zero %, 2036	209,603	158,017
Ser. 06-37, Class ON, PO, zero %, 2036	499,334	433,570
Ser. 05-117, Class MO, PO, zero %, 2036	128,040	120,834
Ser. 05-110, Class KO, PO, zero %, 2035	93,000	73,173
Ser. 05-103, Class OA, PO, zero %, 2035	244,000	218,748
Ser. 05-63, PO, zero %, 2035	38,144	34,744
Ser. 05-50, Class LO, PO, zero %, 2035	47,941	42,433
Ser. 08-37, Class DO, PO, zero %, 2033	540,898	359,324
Ser. 06-59, Class QC, PO, zero %, 2033	372,617	342,677
Ser. 04-61, Class JO, PO, zero %, 2032	440,705	384,284
Ser. 326, Class 1, PO, zero %, 2032	392,991	349,170
Ser. 318, Class 1, PO, zero %, 2032	147,649	131,760
Ser. 314, Class 1, PO, zero %, 2031	701,572	626,867
Ser. 99-51, Class N, PO, zero %, 2029	97,632	90,347
FRB Ser. 06-14, Class DF, zero %, 2036	134,461	127,579
FRB Ser. 05-91, Class EF, zero %, 2035	87,381	80,868
FRB Ser. 06-54, Class CF, zero %, 2035	148,908	138,402
FRB Ser. 05-51, Class FV, zero %, 2035	191,010	181,873
FRB Ser. 05-77, Class HF, zero %, 2034	195,177	189,040
IFB Ser. 06-48, Class FG, zero %, 2036	172,000	143,752

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO,
7.815s, 2043	1,248,134	156,797
Ser. T-57, Class 1AX, IO, 0.442s, 2043	3,209,343	21,976

FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.236s, 2020	7,457,695	198,971

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 7.746s, 2039	111,650	110,533

First Union Commercial Mortgage Trust
144A Ser. 99-C1, Class G, 5.35s, 2035	891,000	98,301

First Union-Lehman Brothers Commercial
Mortgage Trust II Ser. 97-C2, Class G,
7 1/2s, 2029	1,219,000	999,580

Freddie Mac
IFB Ser. 3182, Class SP, 27.447s, 2032	732,693	970,829
IFB Ser. 3211, Class SI, IO,
26.454s, 2036	655,227	348,227
IFB Ser. 3408, Class EK, 24.634s, 2037	620,951	745,238
IFB Ser. 3077, Class ST, IO,
23.51s, 2035	766,148	356,652
IFB Ser. 2979, Class AS, 23.217s, 2034	338,201	410,675
IFB Ser. 3105, Class SI, IO,
18.87s, 2036	478,904	193,051
IFB Ser. 3489, Class SD, IO,
7.512s, 2032	1,944,232	246,931

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3184, Class SP, IO,
7.062s, 2033	$3,178,262	$318,748
IFB Ser. 3110, Class SP, IO,
7.012s, 2035	3,193,112	481,074
IFB Ser. 3156, Class PS, IO,
6.962s, 2036	2,723,568	389,852
IFB Ser. 3149, Class LS, IO,
6.912s, 2036	6,542,211	1,029,875
IFB Ser. 3119, Class PI, IO,
6.912s, 2036	4,929,172	769,493
IFB Ser. 2882, Class NS, IO,
6.912s, 2034	3,304,525	385,308
IFB Ser. 2882, Class LS, IO,
6.912s, 2034	1,514,606	177,012
IFB Ser. 3200, Class SB, IO,
6.862s, 2036	2,270,169	244,724
IFB Ser. 3149, Class SE, IO,
6.862s, 2036	1,848,645	269,200
IFB Ser. 3203, Class SH, IO,
6.852s, 2036	1,868,373	218,639
IFB Ser. 2594, Class SE, IO,
6.762s, 2030	542,915	47,363
IFB Ser. 2828, Class TI, IO,
6.762s, 2030	1,047,827	105,542
IFB Ser. 3397, Class GS, IO,
6.712s, 2037	1,441,690	169,977
IFB Ser. 3287, Class SD, IO,
6.462s, 2037	2,377,492	265,773
IFB Ser. 3281, Class BI, IO,
6.462s, 2037	1,230,535	135,981
IFB Ser. 3281, Class CI, IO,
6.462s, 2037	1,455,299	157,788
IFB Ser. 3249, Class SI, IO,
6.462s, 2036	1,136,549	151,626
IFB Ser. 3028, Class ES, IO,
6.462s, 2035	3,505,186	428,001
IFB Ser. 3042, Class SP, IO,
6.462s, 2035	1,765,006	186,234
IFB Ser. 2990, Class TS, IO,
6.462s, 2035	7,374,302	661,007
IFB Ser. 2981, Class AS, IO,
6.432s, 2035	2,015,144	183,523
IFB Ser. 3287, Class SE, IO,
6.412s, 2037	4,552,176	589,643
IFB Ser. 3136, Class NS, IO,
6.412s, 2036	1,317,028	149,092
IFB Ser. 3122, Class DS, IO,
6.412s, 2036	2,088,331	247,935
IFB Ser. 3123, Class LI, IO,
6.412s, 2036	1,347,559	177,393
IFB Ser. 3107, Class DC, IO,
6.412s, 2035	1,486,752	183,988
IFB Ser. 3001, Class IH, IO,
6.412s, 2035	4,148,786	478,272
IFB Ser. 2950, Class SM, IO,
6.412s, 2016	897,343	89,237
IFB Ser. 3256, Class S, IO,
6.402s, 2036	3,457,981	366,315
IFB Ser. 3031, Class BI, IO,
6.402s, 2035	1,173,325	166,681
IFB Ser. 3244, Class SB, IO,
6.372s, 2036	1,733,747	189,315
IFB Ser. 3249, Class SM, IO,
6.362s, 2036	871,559	97,283
IFB Ser. 3236, Class IS, IO,
6.362s, 2036	3,376,815	363,087

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3240, Class SM, IO,
6.362s, 2036	$874,920	$96,509
IFB Ser. 3147, Class SD, IO,
6.362s, 2036	6,065,971	625,790
IFB Ser. 3398, Class SI, IO,
6.362s, 2036	5,704,179	625,691
IFB Ser. 3067, Class SI, IO,
6.362s, 2035	2,401,731	301,148
IFB Ser. 3033, Class SG, IO,
6.362s, 2035	1,353,849	138,987
IFB Ser. 3114, Class TS, IO,
6.362s, 2030	6,473,670	784,479
IFB Ser. 3128, Class JI, IO,
6.342s, 2036	613,560	62,995
IFB Ser. 3240, Class S, IO,
6.332s, 2036	5,883,616	650,140
IFB Ser. 3229, Class BI, IO,
6.332s, 2036	197,423	21,717
IFB Ser. 3065, Class DI, IO,
6.332s, 2035	902,916	112,564
IFB Ser. 3210, Class S, IO,
6.312s, 2036	541,075	50,396
IFB Ser. 3145, Class GI, IO,
6.312s, 2036	514,893	57,979
IFB Ser. 3114, Class IP, IO,
6.312s, 2036	6,158,363	634,804
IFB Ser. 3510, Class IB, IO,
6.312s, 2036	2,237,114	308,252
IFB Ser. 3218, Class AS, IO,
6.292s, 2036	1,896,980	192,982
IFB Ser. 3221, Class SI, IO,
6.292s, 2036	2,659,790	272,708
IFB Ser. 3153, Class UI, IO,
6.282s, 2036	443,763	65,230
IFB Ser. 3424, Class XI, IO,
6.282s, 2036	3,849,820	393,967
IFB Ser. 3485, Class SI, IO,
6.262s, 2036	1,060,251	135,596
IFB Ser. 3346, Class SC, IO,
6.262s, 2033	3,467,975	415,671
IFB Ser. 3346, Class SB, IO,
6.262s, 2033	4,128,182	494,020
IFB Ser. 3201, Class SG, IO,
6.212s, 2036	3,602,979	375,106
IFB Ser. 3203, Class SE, IO,
6.212s, 2036	3,079,656	317,913
IFB Ser. 3238, Class LI, IO,
6.202s, 2036	1,828,718	194,448
IFB Ser. 3171, Class PS, IO,
6.197s, 2036	2,440,271	263,646
IFB Ser. 3171, Class ST, IO,
6.197s, 2036	2,436,852	264,627
IFB Ser. 3152, Class SY, IO,
6.192s, 2036	5,786,898	701,719
IFB Ser. 3510, Class DI, IO,
6.192s, 2035	3,525,887	391,409
IFB Ser. 3181, Class PS, IO,
6.182s, 2036	1,605,822	201,739
IFB Ser. 3284, Class BI, IO,
6.162s, 2037	2,001,222	201,315
IFB Ser. 3199, Class S, IO,
6.162s, 2036	4,902,160	533,747
IFB Ser. 3284, Class LI, IO,
6.152s, 2037	5,617,504	603,545
IFB Ser. 3281, Class AI, IO,
6.142s, 2037	1,123,672	115,704

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3261, Class SA, IO,
6.142s, 2037	$1,425,124	$152,104
IFB Ser. 3311, Class EI, IO,
6.122s, 2037	2,230,401	236,658
IFB Ser. 3311, Class IA, IO,
6.122s, 2037	3,246,108	347,658
IFB Ser. 3311, Class IB, IO,
6.122s, 2037	3,246,108	347,658
IFB Ser. 3311, Class IC, IO,
6.122s, 2037	3,246,108	347,658
IFB Ser. 3311, Class ID, IO,
6.122s, 2037	3,246,108	347,658
IFB Ser. 3311, Class IE, IO,
6.122s, 2037	4,958,945	531,103
IFB Ser. 3311, Class PI, IO,
6.122s, 2037	2,700,844	304,150
IFB Ser. 3265, Class SC, IO,
6.122s, 2037	1,123,994	115,131
IFB Ser. 3382, Class SI, IO,
6.112s, 2037	21,892,032	2,329,750
IFB Ser. 3240, Class GS, IO,
6.092s, 2036	3,654,631	377,194
IFB Ser. 3257, Class SI, IO,
6.032s, 2036	1,546,902	155,359
IFB Ser. 3225, Class EY, IO,
6.002s, 2036	15,705,732	1,486,076
IFB Ser. 3225, Class JY, IO,
6.002s, 2036	6,813,070	693,571
IFB Ser. 3502, Class DS, IO,
5.862s, 2039	1,343,647	131,731
IFB Ser. 2967, Class SA, IO,
5.862s, 2035	7,932,412	651,761
IFB Ser. 3339, Class TI, IO,
5.852s, 2037	4,009,658	388,816
IFB Ser. 3284, Class CI, IO,
5.832s, 2037	9,226,922	907,283
IFB Ser. 3309, Class SG, IO,
5.782s, 2037	4,242,017	391,061
IFB Ser. 2965, Class SA, IO,
5.762s, 2032	2,104,049	205,208
IFB Ser. 3397, Class SQ, IO,
5.682s, 2037	5,601,521	493,326
IFB Ser. 3424, Class UI, IO,
5.472s, 2037	2,701,430	219,198
FRB Ser. 3069, Class FO, 0.688s, 2035	149,943	150,183
FRB Ser. 3006, Class FA, 0.688s, 2034	306,736	299,673
FRB Ser. 3232, Class FG, 0.588s, 2036	232,501	231,226
Ser. 3331, Class GO, PO, zero %, 2037	206,254	170,494
Ser. 3324, PO, zero %, 2037	50,929	49,019
Ser. 3292, Class DO, PO, zero %, 2037	148,122	127,244
Ser. 3226, Class YI, IO, zero %, 2036	2,970,142	5,126
Ser. 3142, PO, zero %, 2036	71,015	66,795
Ser. 3124, Class DO, PO, zero %, 2036	134,766	114,859
Ser. 3106, PO, zero %, 2036	101,775	96,844
Ser. 3084, Class ON, PO, zero %, 2035	90,940	74,288
Ser. 3078, PO, zero %, 2035	1,080,710	993,991
Ser. 3084, PO, zero %, 2035	85,139	83,323
Ser. 2989, Class WO, PO, zero %, 2035	94,237	89,268
Ser. 2971, Class KO, PO, zero %, 2035	251,437	245,529
Ser. 2975, Class QO, PO, zero %, 2035	17,463	14,264
Ser. 2980, PO, zero %, 2035	42,277	40,882
Ser. 2981, Class CO, PO, zero %, 2035	167,065	148,145
Ser. 2951, Class JO, PO, zero %, 2035	74,847	64,768
Ser. 2985, Class CO, PO, zero %, 2035	115,034	96,015
Ser. 2858, Class MO, PO, zero %, 2034	54,495	47,913
Ser. 201, PO, zero %, 2029	429,743	386,179
FRB Ser. 3343, Class QF, zero %, 2037	163,542	156,893

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)* cont.	amount	Value

Freddie Mac
FRB Ser. 3345, Class TY, zero %, 2037	$320,013	$284,402
FRB Ser. 3299, Class FD, zero %, 2037	524,329	505,131
FRB Ser. 3304, Class UF, zero %, 2037	243,000	232,820
FRB Ser. 3289, Class SF, zero %, 2037	695,619	692,648
FRB Ser. 3326, Class XF, zero %, 2037	133,306	128,038
FRB Ser. 3273, Class HF, zero %, 2037	61,875	58,902
FRB Ser. 3235, Class TP, zero %, 2036	67,707	62,700
FRB Ser. 3283, Class KF, zero %, 2036	53,814	52,351
FRB Ser. 3226, Class YW, zero %, 2036	276,710	265,290
FRB Ser. 3332, Class UA, zero %, 2036	80,574	77,254
FRB Ser. 3168, Class AT, zero %, 2036	68,904	67,945
FRB Ser. 3251, Class TC, zero %, 2036	812,760	803,243
FRB Ser. 3140, Class KF, zero %, 2036	111,625	110,291
FRB Ser. 3130, Class JF, zero %, 2036	268,087	257,068
FRB Ser. 3168, Class TG, zero %, 2036	89,352	89,294
FRB Ser. 3067, Class SF, zero %, 2035	425,283	370,391
FRB Ser. 3072, Class TJ, zero %, 2035	158,931	138,636
FRB Ser. 3047, Class BD, zero %, 2035	219,063	194,676
FRB Ser. 3052, Class TJ, zero %, 2035	79,996	74,120
FRB Ser. 3326, Class WF, zero %, 2035	244,541	225,082
FRB Ser. 3030, Class EF, zero %, 2035	139,186	129,170
FRB Ser. 3033, Class YF, zero %, 2035	315,058	287,108
FRB Ser. 3251, Class TP, zero %, 2035	258,701	248,186
FRB Ser. 3263, Class AE, zero %, 2035	366,118	353,432
FRB Ser. 3273, Class TJ, zero %, 2035	212,704	210,836
FRB Ser. 3412, Class UF, zero %, 2035	526,697	479,140
FRB Ser. 3007, Class LU, zero %, 2035	51,137	41,730
FRB Ser. 2980, Class BU, zero %, 2035	57,512	57,290
FRB Ser. 2980, Class TY, zero %, 2035	41,277	39,696
FRB Ser. 2958, Class TP, zero %, 2035	80,936	74,232
FRB Ser. 2963, Class TW, zero %, 2035	210,711	193,513
FRB Ser. 2958, Class FB, zero %, 2035	140,106	130,894
FRB Ser. 3112, Class XM, zero %, 2034	27,378	26,056
FRB Ser. 3137, Class TF, zero %, 2034	54,457	52,873
FRB Ser. 2947, Class GF, zero %, 2034	206,976	195,487
FRB Ser. 3006, Class TE, zero %, 2034	90,534	83,649

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 00-1, Class F, 7.516s, 2033	251,000	197,161
Ser. 00-1, Class G, 6.131s, 2033	1,159,000	278,127

GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	1,022,427	766,820

GNMA IFB Ser. 06-29, Class SN, IO,
6.361s, 2036	190,653	19,067

Government National Mortgage Association
IFB Ser. 07-41, Class SA, 38.468s, 2037	177,388	245,833
Ser. 07-17, Class CI, IO,
7 1/2s, 2037	1,112,840	191,436
IFB Ser. 08-47, Class S, IO,
7.413s, 2038	3,813,192	432,626
IFB Ser. 08-42, Class AI, IO,
7.403s, 2038	13,563,846	1,905,761
IFB Ser. 05-68, Class PU, IO,
7.011s, 2032	1,878,296	193,162
IFB Ser. 04-59, Class SH, IO,
6.963s, 2034	3,109,321	397,634
IFB Ser. 04-59, Class SC, IO,
6.913s, 2034	1,222,891	152,117
IFB Ser. 04-26, Class IS, IO,
6.913s, 2034	1,921,003	160,730
IFB Ser. 05-68, Class SN, IO,
6.913s, 2034	567,896	58,755
IFB Ser. 04-27, Class S, IO,
6.911s, 2032	941,121	72,316
IFB Ser. 07-47, Class SA, IO,
6.813s, 2036	2,370,926	234,043

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 04-47, Class SY, IO,
6.773s, 2034	$298,261	$31,565
IFB Ser. 04-96, Class KS, IO,
6.711s, 2034	257,467	32,093
IFB Ser. 06-16, Class GS, IO,
6.701s, 2036	199,714	22,246
IFB Ser. 04-5, Class PS, IO,
6.661s, 2033	2,774,000	394,768
IFB Ser. 07-35, Class NY, IO,
6.613s, 2035	3,169,869	302,071
IFB Ser. 04-70, Class SP, IO,
6.611s, 2034	183,129	21,911
IFB Ser. 04-70, Class SH, IO,
6.561s, 2034	6,508,632	816,117
IFB Ser. 07-22, Class S, IO,
6.511s, 2037	1,972,519	215,233
IFB Ser. 07-11, Class SA, IO,
6.511s, 2037	1,048,659	100,115
IFB Ser. 07-14, Class SB, IO,
6.511s, 2037	2,410,936	233,716
IFB Ser. 07-8, Class SH, IO,
6.511s, 2037	1,345,883	156,392
IFB Ser. 05-84, Class AS, IO,
6.511s, 2035	4,824,650	501,688
IFB Ser. 05-18, Class S, IO,
6.511s, 2035	329,729	38,021
IFB Ser. 05-77, Class CS, IO,
6.511s, 2032	274,439	24,003
IFB Ser. 04-106, Class SI, IO,
6.463s, 2034	228,467	32,426
IFB Ser. 07-51, Class SJ, IO,
6.461s, 2037	2,096,429	214,087
IFB Ser. 04-104, Class IS, IO,
6.461s, 2034	303,718	30,402
IFB Ser. 04-86, Class SW, IO,
6.461s, 2034	810,798	83,569
IFB Ser. 07-53, Class SY, IO,
6.446s, 2037	4,174,021	421,639
IFB Ser. 04-17, Class QN, IO,
6.413s, 2034	4,053,953	472,576
IFB Ser. 07-41, Class SM, IO,
6.411s, 2037	613,942	55,539
IFB Ser. 07-41, Class SN, IO,
6.411s, 2037	625,969	59,214
IFB Ser. 04-88, Class S, IO,
6.411s, 2032	2,517,945	181,132
IFB Ser. 07-37, Class SU, IO,
6.403s, 2037	396,540	47,466
IFB Ser. 07-37, Class YS, IO,
6.383s, 2037	385,517	41,701
IFB Ser. 07-59, Class PS, IO,
6.381s, 2037	1,648,877	130,809
IFB Ser. 07-59, Class SP, IO,
6.381s, 2037	514,606	42,263
IFB Ser. 07-48, Class SB, IO,
6.363s, 2037	1,125,049	92,569
IFB Ser. 06-36, Class SN, IO,
6.321s, 2036	1,222,738	113,947
IFB Ser. 08-6, Class TI, IO,
6.313s, 2032	503,597	39,318
IFB Ser. 03-110, Class SP, IO,
6.313s, 2030	694,967	57,279
IFB Ser. 04-22, Class SE, IO,
6.311s, 2034	2,735,000	254,697
IFB Ser. 07-17, Class AI, IO,
6.263s, 2037	7,708,503	998,097

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 07-78, Class SA, IO,
6.243s, 2037	$10,743,328	$1,016,663
IFB Ser. 08-2, Class SM, IO,
6.213s, 2038	7,341,433	677,277
IFB Ser. 07-9, Class AI, IO,
6.213s, 2037	3,764,196	357,633
IFB Ser. 08-34, Class SH, IO,
6.211s, 2037	3,988,174	346,873
IFB Ser. 06-26, Class S, IO,
6.211s, 2036	15,437,863	1,488,689
IFB Ser. 08-9, Class SK, IO,
6.191s, 2038	5,500,649	538,404
IFB Ser. 07-37, Class SM, IO,
6.183s, 2037	2,559,595	256,359
IFB Ser. 09-35, Class SP, IO,
6.113s, 2037	7,193,358	805,153
IFB Ser. 05-92, Class S, IO,
6.111s, 2032	10,233,986	838,777
IFB Ser. 05-71, Class SA, IO,
6.073s, 2035	5,570,736	568,627
IFB Ser. 05-65, Class SI, IO,
6.061s, 2035	2,288,448	232,094
IFB Ser. 06-7, Class SB, IO,
6.031s, 2036	493,115	42,008
IFB Ser. 08-15, Class PI, IO,
6.011s, 2035	4,639,984	454,637
IFB Ser. 06-16, Class SX, IO,
6.001s, 2036	5,327,276	515,787
IFB Ser. 07-17, Class IB, IO,
5.961s, 2037	1,494,592	182,206
IFB Ser. 06-14, Class S, IO,
5.961s, 2036	2,194,101	191,683
IFB Ser. 05-57, Class PS, IO,
5.961s, 2035	2,835,304	271,669
IFB Ser. 06-11, Class ST, IO,
5.951s, 2036	1,352,052	125,241
IFB Ser. 07-25, Class KS, IO,
5.913s, 2037	3,595,983	298,682
IFB Ser. 07-21, Class S, IO,
5.913s, 2037	106,612	8,960
IFB Ser. 07-19, Class SJ, IO,
5.911s, 2037	1,579,165	126,491
IFB Ser. 07-7, Class EI, IO,
5.911s, 2037	1,894,271	148,208
IFB Ser. 07-7, Class JI, IO,
5.911s, 2037	4,041,403	382,398
IFB Ser. 07-1, Class S, IO,
5.911s, 2037	2,135,411	168,292
IFB Ser. 07-3, Class SA, IO,
5.911s, 2037	2,028,732	161,162
IFB Ser. 07-17, Class SI, IO,
5.901s, 2037	480,571	51,604
IFB Ser. 07-31, Class AI, IO,
5.893s, 2037	2,086,461	230,923
IFB Ser. 05-17, Class S, IO,
5.891s, 2035	2,917,147	301,837
IFB Ser. 07-62, Class S, IO,
5.863s, 2037	3,230,348	299,970
IFB Ser. 07-43, Class SC, IO,
5.813s, 2037	2,509,518	219,550
IFB Ser. 06-16, Class SJ, IO,
5.811s, 2036	475,510	42,316
IFB Ser. 05-27, Class SP, IO,
5.811s, 2035	480,287	41,684
IFB Ser. 05-3, Class SN, IO,
5.811s, 2035	7,730,699	748,718

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 04-87, Class SD, IO,
5.811s, 2034	$427,240	$39,511
IFB Ser. 04-83, Class CS, IO,
5.791s, 2034	717,994	64,871
IFB Ser. 07-28, Class SB, IO,
5.761s, 2037	289,299	27,327
IFB Ser. 04-89, Class HS, IO,
5.711s, 2034	2,101,086	190,737
IFB Ser. 04-41, Class SG, IO,
5.711s, 2034	6,690,051	365,862
Ser. 07-73, Class MO, PO, zero %, 2037	60,125	52,312
Ser. 06-36, Class OD, PO, zero %, 2036	81,730	74,337
FRB Ser. 07-71, Class UC, zero %, 2037	9,313	9,272
FRB Ser. 07-73, Class KI, IO, zero %, 2037	598,543	8,083
FRB Ser. 07-73, Class KM, zero %, 2037	59,583	50,482
FRB Ser. 07-49, Class CF, zero %, 2037	90,386	87,373
FRB Ser. 07-61, Class YC, zero %, 2037	113,584	112,700
FRB Ser. 07-33, Class TB, zero %, 2037	33,988	33,882
FRB Ser. 07-35, Class VF, zero %, 2037	356,498	335,611
FRB Ser. 07-16, Class WF, zero %, 2037	770,638	733,961
FRB Ser. 06-56, Class YF, zero %, 2036	113,192	102,675
FRB Ser. 98-2, Class EA, PO, zero %, 2028	93,895	85,721

Greenwich Capital Commercial Funding Corp.
FRB Ser. 06-GG7, Class A2, 5.917s, 2038	2,452,000	2,510,435
Ser. 05-GG5, Class A2, 5.117s, 2037	3,780,000	3,815,868

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.805s, 2045	679,000	595,911
Ser. 06-GG6, Class A2, 5.506s, 2038	1,227,000	1,230,811

GS Mortgage Securities Corp. II 144A
Ser. 05-GG4, Class XC, IO, 0.259s, 2039	170,736,856	2,227,582

HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (In default) †	166,771	3,002

HSI Asset Loan Obligation FRB
Ser. 07-AR1, Class 2A1, 6.066s, 2037	7,116,307	4,056,295

IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 0.395s, 2037 F	4,128,349	2,064,175

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1,
5.973s, 2036	1,664,877	831,443
FRB Ser. 07-AR15, Class 1A1,
5.912s, 2037	2,918,489	1,605,169
FRB Ser. 07-AR9, Class 2A1,
5.861s, 2037	3,008,588	1,564,466
FRB Ser. 05-AR31, Class 3A1,
5.472s, 2036	7,170,174	4,086,999
FRB Ser. 07-AR11, Class 1A1,
5.182s, 2037	2,244,856	1,189,774

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1, 6.054s, 2036	2,535,159	1,305,842
FRB Ser. 06-A1, Class 5A1, 5.935s, 2036	2,071,122	1,263,385
FRB Ser. 06-A6, Class 1A1, 0.445s, 2036	2,453,125	1,151,269

JPMorgan Chase Commercial
Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	499,000	279,497
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	4,776,000	4,286,655
Ser. 07-CB20, Class A3, 5.863s, 2051	1,698,000	1,591,938
Ser. 07-LD12, Class A2, 5.827s, 2051	5,727,000	5,556,067
FRB Ser. 07-LD11, Class A3, 5.798s, 2049	847,000	787,823
Ser. 07-CB20, Class A4, 5.794s, 2051	2,944,000	2,282,155
Ser. 06-CB17, Class A4, 5.429s, 2043	2,554,000	2,370,502
Ser. 06-LDP9, Class A3, 5.336s, 2047	6,542,000	5,313,784
Ser. 08-C2, Class X, IO, 0.481s, 2051	89,419,244	1,118,957

MORTGAGE-BACKED	Principal
SECURITIES (47.1%)* cont.	amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A Ser. 07-CB20,
Class X1, IO, 0.092s, 2051	$124,840,559	$870,501

LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	492,082	112,696
Ser. 98-C4, Class J, 5.6s, 2035	965,000	581,655

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	1,535,000	1,544,327
Ser. 07-C2, Class A3, 5.43s, 2040	7,870,000	5,994,010
Ser. 07-C1, Class A4, 5.424s, 2040	10,324,000	7,883,751
Ser. 07-C2, Class A2, 5.303s, 2040	4,344,000	4,290,802

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	1,154,000	69,240
Ser. 04-1A, Class K, 5.45s, 2040	411,000	20,550
Ser. 04-1A, Class L, 5.45s, 2040	187,000	7,480

MASTR Alternative Loans Trust
Ser. 06-3, Class 1A1, 6 1/4s, 2036	1,624,901	1,021,656

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	110,603,951	1,045,019

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.273s, 2035	741,623	575,707
Ser. 96-C2, Class JS, IO, 2.262s, 2028	1,788,192	60,119

Merrill Lynch Mortgage Trust FRB
Ser. 07-C1, Class A3, 5.829s, 2050	451,000	387,356

Merrill Lynch/Countrywide
Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 5.92s, 2049	552,000	520,207
Ser. 07-7, Class A2, 5.693s, 2050	1,726,000	1,730,812
Ser. 06-3, Class A4, 5.414s, 2046	1,927,000	1,574,159
Ser. 06-4, Class A2, 5.112s, 2049	2,322,000	2,304,814

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, 4.521s, 2017	4,814,381	385,151

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.006s, 2037	1,315,433	131,543

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	2,455,000	1,455,277
FRB Ser. 08-T29, Class A3, 6.28s, 2043	1,332,000	1,271,953
FRB Ser. 07-IQ15, Class A2, 5.841s, 2049	3,514,000	3,373,259
Ser. 07-HQ13, Class A2, 5.649s, 2044	2,498,000	2,460,052
Ser. 07-IQ13, Class A3, 5.331s, 2044	4,347,000	3,871,157

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	3,360,000	168,000
Ser. 07-HQ13, Class X1, IO,
0.668s, 2044	109,928,859	2,155,705

Morgan Stanley Mortgage Loan Trust
FRB Ser. 07-11AR, Class 2A1,
6.418s, 2037	6,122,354	2,908,118
Ser. 05-5AR, Class 2A1, 4.609s, 2035	1,994,275	1,065,940

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.094s, 2030	459,501	307,866
Ser. 97-MC2, Class X, IO, 1.73s, 2012	5,911	153

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010	285,000	100,262

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	1,758,687	1,055,212

SBA CMBS Trust 144A Ser. 05-1A,
Class E, 6.706s, 2035	595,000	539,005

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018	316,000	173,800
Ser. 03-1A, Class N, 5s, 2018	376,000	191,760
Ser. 04-1A, Class M, 5s, 2018	345,000	169,050
Ser. 04-1A, Class N, 5s, 2018	325,000	133,250

MORTGAGE-BACKED		Principal
SECURITIES (47.1%)* cont.		amount	Value

Structured Adjustable Rate
Mortgage Loan Trust
FRB Ser. 06-9, Class 1A1, 5.025s, 2036		$1,939,424	$1,018,261
FRB Ser. 06-12, Class 1A1, 0.445s, 2037		9,433,404	4,905,370

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
5.965s, 2037		6,258,102	606,254
Ser. 07-4, Class 1A4, IO, 1s, 2037		6,688,804	197,721

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.429s, 2037		8,585,230	718,997

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s,
2014 (United Kingdom)	GBP	444,138	444,653
FRB Ser. 05-CT1A, Class D, 1.964s,
2014 (United Kingdom)	GBP	868,987	490,532

Ursus EPC 144A FRB Ser. 1-A, Class D,
6.938s, 2012 (Ireland)	GBP	466,542	194,618

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.902s, 2051		$5,124,000	4,499,583
Ser. 07-C31, Class A2, 5.421s, 2047		5,744,000	5,599,803
Ser. 07-C30, Class A3, 5.246s, 2043		4,394,000	4,202,671
Ser. 07-C34, IO, 0.358s, 2046		32,964,686	497,732

Wachovia Bank Commercial Mortgage Trust
144A FRB Ser. 05-WL5A, Class L,
3.588s, 2018		917,000	275,100

Wells Fargo Alternative Loan Trust FRB
Ser. 07-PA6, Class A1, 6.584s, 2037		14,390,911	8,208,440

Total mortgage-backed securities
(cost $358,486,777)			$378,044,108

CORPORATE BONDS	Principal
AND NOTES (19.7%)*	amount	Value

Basic materials (1.3%)
Builders FirstSource, Inc. company
guaranty sr. notes FRN 5.133s, 2012	$530,000	$226,575

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.629s, 2013
(Netherlands)	505,000	391,375

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014	294,000	319,466

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	2,122,000	2,249,320

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015	293,000	309,848

Georgia-Pacific Corp. notes 8 1/8s, 2011	110,000	112,750

Georgia-Pacific Corp. sr. unsec.
unsub. notes 9 1/2s, 2011	99,000	103,950

Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)	364,000	373,100

Grief, Inc. 144A sr. notes 7 3/4s, 2019	140,000	138,950

Hanson PLC, Ltd. company
guaranty sr. unsec.
unsub. notes 7 7/8s, 2010
(United Kingdom)	225,000	220,500

Hexion U.S. Finance Corp./Hexion Nova
Scotia Finance, ULC company
guaranty 9 3/4s, 2014	114,000	76,380

International Paper Co. sr. unsec.
notes 9 3/8s, 2019	226,000	261,030

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	446,000	474,779

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014	269,000	286,753

CORPORATE BONDS		Principal
AND NOTES (19.7%)* cont.		amount	Value

Basic materials cont.
Nalco Co. 144A sr. notes 8 1/4s, 2017		$72,000	$74,880

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 8.579s, 2013 ‡‡		180,569	31,600

Novelis, Inc. company guaranty 7 1/4s, 2015		221,000	180,115

Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	130,000	177,852

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017		$220,000	232,333

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		630,000	513,450

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		256,000	241,920

Steel Dynamics, Inc. 144A
sr. notes 7 3/4s, 2016		550,000	544,500

Stone Container Corp. sr. notes 8 3/8s,
2012 (In default) †		399,000	205,485

Teck Resources, Ltd. 144A sr. sec.
notes 10 3/4s, 2019 (Canada)		372,000	432,915

Teck Resources, Ltd. 144A sr. sec.
notes 10 1/4s, 2016 (Canada)		558,000	631,935

Teck Resources, Ltd. 144A sr. sec.
notes 9 3/4s, 2014 (Canada)		890,000	990,125

Verso Paper Holdings, LLC/Verso
Paper, Inc. company
guaranty sr. sub. notes Ser. B,
9 1/8s, 2014		263,000	142,020

Verso Paper Holdings, LLC/Verso
Paper, Inc. 144A sr. sec.
notes 11 1/2s, 2014		431,000	400,830

			10,344,736
Capital goods (1.1%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		206,000	195,700

BBC Holding Corp. sr. notes 8 7/8s, 2014		775,000	678,125

Berry Plastics Holding Corp. company
guaranty sr. unsec.
sub. notes 10 1/4s, 2016		140,000	107,800

Bombardier, Inc. 144A sr. unsec.
notes FRN 4.406s, 2013 (Canada)	EUR	194,000	240,990

Bombardier, Inc. 144A unsec.
notes 6 3/4s, 2012 (Canada)		$2,105,000	2,031,325

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		1,016,000	1,036,320

General Cable Corp. company
guaranty sr. unsec. notes FRN 2.972s, 2015		198,000	170,280

Graham Packaging Co., Inc. company
guaranty sr. unsec. notes 8 1/2s, 2012		69,000	68,483

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014		1,301,000	1,258,718

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 5 7/8s, 2015		1,019,000	965,503

Legrand SA unsec. unsub. debs. 8 1/2s,
2025 (France)		860,000	740,194

Ryerson Tull, Inc. company
guaranty sr. sec. notes 12 1/4s, 2015		902,000	802,780

TD Funding Corp. company
guaranty 7 3/4s, 2014		352,000	345,840

Titan International, Inc. company
guaranty 8s, 2012		253,000	232,760

			8,874,818

CORPORATE BONDS	Principal
AND NOTES (19.7%)* cont.	amount	Value

Communication services (1.9%)
American Tower Corp. sr. unsec.
notes 7s, 2017	$625,000	$614,844

CCH I Holdings, LLC company
guaranty sr. unsec. unsub. notes 12 1/8s,
2015 (In default) †	47,000	470

CCH II, LLC sr. unsec. notes 10 1/4s,
2010 (In default) †	114,000	121,980

CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010 (In default) †	1,196,000	1,273,740

Centennial Cellular Operating Co., LLC
company guaranty 10 1/8s, 2013	385,000	393,663

Centennial Communications Corp.
sr. unsec. notes FRN 6.347s, 2013	100,000	97,375

Cincinnati Bell, Inc. company
guaranty 7s, 2015	1,040,000	985,400

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	860,000	872,900

Cricket Communications, Inc. company
guaranty sr. unsec. unsub. notes 10s, 2015	870,000	898,275

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	1,523,000	1,515,385

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)	470,000	404,200

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012
(United Kingdom)	1,503,000	1,570,635

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec.
notes Ser. *, 8 7/8s, 2015 (Bermuda)	452,000	456,520

iPCS, Inc. company guaranty sr.
notes FRN 3.153s, 2013	280,000	233,800

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	617,000	538,333

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	180,000	186,300

PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	295,000	255,175

Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	699,000	683,273

Qwest Corp. sr. unsec. notes 7 1/2s, 2014	145,000	144,638

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012	2,424,000	2,514,900

Qwest Corp. sr. unsec.
unsub. notes 7 1/4s, 2025	382,000	309,420

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	750,000	757,500

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8 1/4s, 2019	185,000	187,775

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8s, 2016	343,000	346,430

West Corp. company guaranty 9 1/2s, 2014	255,000	242,250

		15,605,181
Consumer cyclicals (3.7%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	934,000	588,420

AMC Entertainment, Inc. company
guaranty 11s, 2016	485,000	489,850

AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	399,000	368,078

CORPORATE BONDS	Principal
AND NOTES (19.7%)* cont.	amount	Value

Consumer cyclicals cont.
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	$310,000	$148,800

Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	265,000	236,513

Building Materials Corp. company
guaranty notes 7 3/4s, 2014	590,000	543,538

CanWest Media, Inc. company
guaranty 8s, 2012
(Canada) (In default) †	663,075	331,538

Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016	515,000	427,450

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	343,000	205,800

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	115,000	26,163

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	1,495,000	1,502,475

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016	262,000	265,275

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	2,062,000	1,974,365

Echostar DBS Corp. company
guaranty 6 5/8s, 2014	3,123,000	2,998,080

FelCor Lodging LP company guaranty
9s, 2011 R	1,012,000	885,500

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011	1,389,000	1,385,528

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010	680,000	683,400

Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009	382,000	381,300

Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016	932,000	999,570

Grupo Televisa SA sr. unsec. notes 6s,
2018 (Mexico)	100,000	96,612

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN Ser. B,
4.593s, 2014	115,000	97,175

Host Marriott LP sr. notes Ser. M, 7s, 2012 R	1,460,000	1,445,400

Jostens IH Corp. company
guaranty 7 5/8s, 2012	1,164,000	1,169,820

Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	1,760,000	1,777,600

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016	155,000	153,838

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	1,275,000	1,294,125

Liberty Media, LLC sr. notes 5.7s, 2013	266,000	238,735

Masco Corp. sr. unsec.
unsub. notes 6 1/8s, 2016	595,000	531,570

Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015	760,000	372,400

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	282,000	231,240

Meritage Homes Corp. sr. notes 7s, 2014	90,000	76,050

MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	113,000	106,503

MGM Mirage, Inc. company
guaranty 6 3/4s, 2013	306,000	233,325

CORPORATE BONDS		Principal
AND NOTES (19.7%)* cont.		amount	Value

Consumer cyclicals cont.
Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014		$630,000	$633,150

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††		700,000	509,250

Owens Corning, Inc. company
guaranty unsec. unsub. notes 9s, 2019		1,092,000	1,116,570

PE Paper Escrow GmbH
sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	138,000	194,206

PE Paper Escrow GmbH 144A
sr. notes 12s, 2014 (Austria)		$125,000	124,688

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015		625,000	554,688

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012		665,000	665,000

Pinnacle Entertainment, Inc. 144A
sr. notes 8 5/8s, 2017		120,000	119,550

Pulte Homes, Inc. company
guaranty 7 7/8s, 2011		1,422,000	1,461,105

Realogy Corp. company
guaranty sr. unsec. notes 10 1/2s, 2014		622,000	283,010

Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014		145,000	132,313

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 7s, 2015		277,000	207,750

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †		614,000	184,200

Tenneco, Inc. company
guaranty sr. unsec. notes 8 1/8s, 2015		361,000	327,608

THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sec. notes 10s, 2013		255,000	225,038

THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sub. notes 8 1/2s, 2014		510,000	183,600

Travelport LLC company guaranty
9 7/8s, 2014		325,000	264,875

Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015 (In default) †		524,000	68,120

Vertis, Inc. company
guaranty sr. notes zero %, 2014 ‡‡		456,205	2,281

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s,
2014 (In default) †		160,000	600

Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) †		469,000	469

			29,524,107
Consumer staples (0.5%)
Archibald Candy Corp. company
guaranty 10s, 2009 (In default) F †		170,069	2,626

Avis Budget Car Rental, LLC company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		560,000	414,400

Constellation Brands, Inc. company
guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		2,000	1,960

Del Monte Corp. sr. sub. notes 8 5/8s, 2012		1,085,000	1,106,700

Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015		220,000	220,550

Jarden Corp. company guaranty 7 1/2s, 2017		141,000	135,360

CORPORATE BONDS		Principal
AND NOTES (19.7%)* cont.		amount	Value

Consumer staples cont.
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012		$629,000	$635,290

Rite Aid Corp. company guaranty
9 1/2s, 2017		542,000	410,565

Rite Aid Corp. sec. notes 7 1/2s, 2017		620,000	530,100

United Rentals North America, Inc.
company guaranty sr. unsec.
notes 6 1/2s, 2012		472,000	455,480

			3,913,031
Energy (4.0%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		2,598,000	2,520,060

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017		630,000	390,600

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013		1,991,000	1,981,045

Complete Production Services, Inc.
company guaranty 8s, 2016		1,020,000	872,100

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012		995,000	975,100

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)		410,000	260,350

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015		775,000	767,250

Dong Energy A/S jr. unsec. sub. notes
FRN 5 1/2s, 2035 (Denmark)	EUR	364,000	456,026

Empresa Nacional del Petroleo 144A
sr. unsec. notes 6 1/4s, 2019 (Chile)		$1,300,000	1,318,048

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		1,010,000	919,100

Forest Oil Corp. sr. notes 8s, 2011		1,465,000	1,494,300

Gaz Capital for Gazprom 144A sr. unsec.
notes 7.288s, 2037 (Russia)		575,000	449,938

Gaz Capital SA sr. unsec.
notes Ser. REGS, 7.288s, 2037 (Russia)		780,000	610,350

Gaz Capital SA 144A company
guaranty sr. unsec. bond 8.146s, 2018 (Russia) 316,000			304,842

Gaz Capital SA 144A sr. unsec. 6.51s,
2022 (Russia)		485,000	389,213

Harvest Operations Corp.
sr. notes 7 7/8s, 2011		1,140,000	991,800

Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016		1,010,000	929,200

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014		1,013,000	942,090

Key Energy Services, Inc. company
guaranty sr. unsec.
unsub. notes 8 3/8s, 2014		355,000	313,731

Korea Gas Corp. 144A sr. unsec.
notes 6s, 2014 (South Korea)		300,000	311,804

Lukoil International Finance 144A
company guaranty 6.656s, 2022 (Russia)		1,080,000	918,000

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014		698,000	673,570

Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011		446,910	453,589

Peabody Energy Corp. company
guaranty 7 3/8s, 2016		1,470,000	1,477,350

Pemex Project Funding Master Trust
company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2035 (Mexico)		340,000	321,034

CORPORATE BONDS		Principal
AND NOTES (19.7%)* cont.		amount	Value

Energy cont.
Pemex Project Funding Master Trust
company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)		$325,000	$289,153

Petrobras International Finance Co.
company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)		1,960,000	2,151,100

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013		332,000	344,450

Petroleos de Venezuela SA company
guaranty sr. unsec. notes 5 1/4s,
2017 (Venezuela)		1,950,000	943,995

Petroleum Co. of Trinidad & Tobago Ltd.
144A sr. unsec. notes 6s, 2022 (Trinidad)		1,162,000	993,661

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018		485,000	431,650

Petroplus Finance, Ltd. 144A company
guaranty 6 3/4s, 2014 (Bermuda)		700,000	623,000

Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015		140,000	138,950

Plains Exploration & Production Co.
company guaranty 7s, 2017		150,000	142,125

Plains Exploration & Production Co.
company guaranty sr. unsec. notes 10s, 2016		199,000	215,169

Power Sector Assets & Liabilites
Management Corp. 144A govt.
guaranty sr. unsec. notes 7 1/4s,
2019 (Philippines)		950,000	969,000

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014		994,000	1,023,820

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2017		524,000	520,070

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		786,000	715,260

Williams Cos., Inc. (The) notes 7 3/4s, 2031		345,000	350,175

Williams Cos., Inc. (The) sr. unsec.
notes 8 1/8s, 2012		290,000	311,185

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019		391,000	418,370

			31,621,623
Financials (3.5%)
Banco Do Brasil 144A sr. unsec. 5.048s,
2017 (Brazil)	BRL	1,055,000	535,431

Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012		$20,000	22,168

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.683s, 2012		1,944,250	1,699,232

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2010		114,000	112,290

GMAC, LLC 144A company
guaranty sr. unsec. unsub. notes 7s, 2012		117,000	105,885

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 7/8s, 2012		818,000	740,290

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 7/8s, 2011		104,000	95,940

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 5/8s, 2012		851,000	770,155

CORPORATE BONDS		Principal
AND NOTES (19.7%)* cont.		amount	Value

Financials cont.
GMAC, LLC 144A company
guaranty sr. unsec. unsub. notes FRN
2.868s, 2014		$85,000	$62,050

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037		355,000	356,439

HSBC Capital Funding LP/ Jersey Channel
Islands company guaranty sub. FRB
5.13s, 2049 (United Kingdom)	EUR	486,000	544,182

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		$185,000	146,613

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014		135,000	116,775

JPMorgan Chase & Co. 144A sr. unsec.
notes FRN 6.46s, 2017		600,000	393,300

JPMorgan Chase & Co. 144A sr. unsec.
unsub. notes FRN 11.63s, 2011	RUB	46,000,000	1,333,916

JPMorgan Chase & Co. 144A unsec.
unsub. notes 0.167s, 2012	INR	37,500,000	829,318

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015		$290,000	279,125

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		495,000	438,075

Liberty Mutual Insurance 144A
notes 7.697s, 2097		1,330,000	873,138

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 0.704s, 2011		715,000	681,652

RSHB Capital SA for OJSC Russian
Agricultural Bank sub. bonds FRB
6.97s, 2016 (Russia)		2,310,000	2,164,978

Russian Agricultural Bank 144A
notes 7 3/4s, 2018 (Russia)		775,000	719,820

Russian Agricultural Bank 144A
notes 7 1/8s, 2014 (Russia)		775,000	771,823

Shinhan Bank 144A sr. unsec. bond 6s,
2012 (South Korea)		1,325,000	1,346,420

UBS Luxembourg SA for Sberbank
sub. bonds stepped-coupon 6.23s
(7.429s, 2/11/10), 2015 (Russia) ††		2,520,000	2,493,389

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4.758s, 2014		120,000	84,000

VTB Capital SA sr. notes 6 1/4s,
2035 (Russia)		1,065,000	913,238

VTB Capital SA 144A bonds 6 1/4s,
2035 (Russia)		1,724,000	1,478,330

VTB Capital SA 144A notes 7 1/2s,
2011 (Russia)		1,660,000	1,689,050

VTB Capital SA 144A notes 6 7/8s,
2018 (Russia)		1,010,000	930,463

VTB Capital SA 144A sec. notes 6.609s,
2012 (Russia)		5,785,000	5,598,665

			28,326,150
Government (—%)
Pemex Finance, Ltd. bonds 9.69s,
2009 (Mexico)		98,250	98,388

			98,388
Health care (1.5%)
Bayer AG jr. unsec. sub. bonds FRB 5s,
2105 (Germany)	EUR	364,000	464,580

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015		$435,000	448,050

DaVita, Inc. company guaranty 6 5/8s, 2013		291,000	285,908

CORPORATE BONDS	Principal
AND NOTES (19.7%)* cont.	amount	Value

Health care cont
Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011 (Ireland)	$395,000	$392,038

HCA, Inc. company
guaranty sr. notes 9 5/8s, 2016 ‡‡	80,000	83,400

HCA, Inc. sr. sec. notes 9 1/4s, 2016	1,195,000	1,245,788

HCA, Inc. sr. sec. notes 9 1/8s, 2014	563,000	579,890

Omnicare, Inc. company guaranty
6 3/4s, 2013	385,000	363,825

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	1,065,000	985,125

Select Medical Corp. company
guaranty 7 5/8s, 2015	1,217,000	1,052,705

Service Corporation International
debs. 7 7/8s, 2013	112,000	108,080

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	1,412,000	1,366,110

Sun Healthcare Group, Inc. company
guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	200,000	202,000

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	640,000	454,400

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes zero %, 2015 ‡‡	314,437	229,539

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	662,000	731,510

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	662,000	698,410

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	1,023,000	1,023,000

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R	590,000	619,500

Ventas Realty LP/Capital Corp. company
guaranty sr. unsec. notes 7 1/8s, 2015 R	280,000	275,100

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	337,000	325,205

		11,934,163
Technology (0.7%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	649,000	506,220

Avago Technologies Finance company
guaranty sr. unsec. notes 10 1/8s,
2013 (Singapore)	180,000	187,200

Ceridian Corp. sr. unsec.
notes 11 1/4s, 2015	541,000	461,203

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	305,000	262,300

First Data Corp. company
guaranty sr. unsec. notes 9 7/8s, 2015	239,000	201,656

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	1,952,000	1,307,840

Freescale Semiconductor, Inc. company
guaranty sr. unsec.
sub. notes 10 1/8s, 2016	28,000	14,420

Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	435,000	435,000

Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes 8s, 2020	1,035,000	1,011,713

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands) (In default) †	25,000	31

CORPORATE BONDS		Principal
AND NOTES (19.7%)* cont.		amount	Value

Technology cont.
Sanmina Corp. sr. unsec.
sub. notes 8 1/8s, 2016		$262,000	$231,870

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013		660,000	673,200

			5,292,653
Transportation (0.1%)
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013		575,000	537,625

RailAmerica, Inc. 144A company
guaranty sr. sec. notes 9 1/4s, 2017		380,000	391,400

			929,025
Utilities and power (1.4%)
AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017		255,000	249,900

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		921,000	939,420

Allegheny Energy Supply 144A sr. unsec.
bond 8 1/4s, 2012		365,000	390,263

CMS Energy Corp. sr. unsec.
unsub. notes 6.3s, 2012		160,000	156,313

Colorado Interstate Gas Co.
debs. 6.85s, 2037 (Canada)		615,000	613,563

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016		289,000	242,760

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013		135,000	123,188

Edison Mission Energy sr. unsec.
notes 7.2s, 2019		545,000	412,838

Edison Mission Energy sr. unsec.
notes 7s, 2017		44,000	35,035

El Paso Natural Gas Co. debs. 8 5/8s, 2022		370,000	436,333

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016		220,000	216,150

Kinder Morgan, Inc. sr. notes 6 1/2s, 2012		3,137,000	3,168,370

NRG Energy, Inc. sr. notes 7 3/8s, 2016		465,000	449,888

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010		1,115,000	1,154,025

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011		350,000	366,625

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 7s, 2012		550,000	576,640

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 6 3/4s, 2015		63,000	62,988

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017		291,000	323,080

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028		145,000	148,565

Transcontinental Gas Pipeline Corp.
sr. unsec. debs. 7 1/4s, 2026		875,000	969,833

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011		36,000	37,203

Vattenfall Treasury AB company
guaranty jr. unsec. sub. bond FRB
5 1/4s, 2049 (Sweden)	EUR	364,000	473,171

			11,546,151

Total corporate bonds and notes (cost $167,348,374)			$158,010,026

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (16.3%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (5.3%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, TBA, August 1, 2039	$4,000,000	$4,246,250
4 1/2s, TBA, August 1, 2039	38,000,000	38,273,125

		42,519,375
U.S. Government Agency Mortgage Obligations (11.0%)
Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, April 1, 2016	22,045	23,403
6 1/2s, TBA, August 1, 2039	2,000,000	2,138,750
6s, TBA, August 1, 2024	5,000,000	5,303,125
5 1/2s, TBA, August 1, 2024	2,000,000	2,095,469
5s, May 1, 2037	825,579	846,219
4 1/2s, with due dates from
March 1, 2038 to May 1, 2039	15,739,810	15,844,947
4 1/2s, TBA, August 1, 2039	62,000,000	62,339,066

		88,590,979

Total U.S. government and agency
mortgage obligations (cost $130,318,814)		$131,110,354

	Principal
ASSET-BACKED SECURITIES (11.3%)*	amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.975s, 2035	$143,651	$49,788
FRB Ser. 05-4, Class A2C, 0.495s, 2035	54,273	47,445

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.435s, 2036	217,000	63,956
FRB Ser. 06-HE3, Class A2C, 0.435s, 2036	191,000	58,344

Ameriquest Mortgage Securities, Inc.
FRB Ser. 03-8, Class M2, 2.035s, 2033	388,452	72,621

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	743,000	133,740
Ser. 04-1A, Class E, 6.42s, 2039	420,000	75,600

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.555s, 2033	47,378	5,857
FRB Ser. 06-W4, Class A2C, 0.445s, 2036	340,000	113,125

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.285s, 2033	315,623	209,585
FRB Ser. 05-WMC1, Class M1, 0.725s, 2035	70,000	30,800

Asset Backed Securities Corp.
Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.475s, 2036	51,771	26,932
FRB Ser. 06-HE4, Class A5, 0.445s, 2036	192,536	117,799

Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 0.989s, 2033	449,858	175,445

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 3.535s, 2034	100,078	29,172
FRB Ser. 06-PC1, Class M9, 2.035s, 2035	75,975	760
FRB Ser. 05-HE1, Class M3, 1.215s, 2035	435,000	210,083

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	1,403,406	748,347
Ser. 00-A, Class A2, 7.575s, 2030	2,497,558	1,312,944
Ser. 99-B, Class A4, 7.3s, 2016	1,222,334	603,205
Ser. 99-B, Class A3, 7.18s, 2015	2,089,215	1,048,038
FRB Ser. 00-A, Class A1, 0.448s, 2030	268,721	39,844

Capital Auto Receivables Asset Trust
144A Ser. 06-1, Class D, 7.16s, 2013	500,000	488,918

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-OPT1, Class M1, 0.705s, 2035	95,957	52,857
FRB Ser. 07-OPX1, Class A1A,
0.355s, 2037	2,087,611	1,304,757

		Principal
ASSET-BACKED SECURITIES (11.3%)* cont.		amount	Value

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030		$2,412,857	$1,793,370
Ser. 00-4, Class A6, 8.31s, 2032		6,092,286	4,412,454
Ser. 00-5, Class A7, 8.2s, 2032		1,053,000	800,810
Ser. 00-1, Class A5, 8.06s, 2031		1,722,426	1,174,636
Ser. 00-4, Class A5, 7.97s, 2032		342,256	241,954
Ser. 00-5, Class A6, 7.96s, 2032		1,218,902	929,584
Ser. 02-1, Class M1F, 7.954s, 2033		183,000	110,784
Ser. 01-3, Class M2, 7.44s, 2033		74,688	2,390
Ser. 01-4, Class A4, 7.36s, 2033		344,930	303,571
Ser. 00-6, Class A5, 7.27s, 2031		131,816	112,844
Ser. 01-1, Class A5, 6.99s, 2032		7,392,031	6,214,318
Ser. 01-3, Class A4, 6.91s, 2033		4,980,244	4,229,915
Ser. 02-1, Class A, 6.681s, 2033		1,327,716	1,234,829
FRB Ser. 02-1, Class M1A, 2.359s, 2033		4,444,000	1,541,305
FRB Ser. 01-4, Class M1, 2.059s, 2033		573,000	151,884

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.805s, 2035		96,000	71,502
FRB Ser. 05-14, Class 3A2, 0.525s, 2036		44,327	37,001

Countrywide Asset-Backed Certificates
FRB Ser. 06-4, Class 2A2, 0.465s, 2036		2,371,139	1,564,952

Credit-Based Asset Servicing and
Securitization FRB Ser. 07-CB1,
Class AF1A, 0.355s, 2037		2,060,693	1,012,212

Crest, Ltd. 144A Ser. 03-2A, Class E2,
8s, 2038		838,000	276,540

Equifirst Mortgage Loan Trust FRB
Ser. 05-1, Class M5, 0.955s, 2035		143,209	64,387

First Franklin Mortgage Loan Asset
Backed Certificates FRB Ser. 06-FF7,
Class 2A3, 0.435s, 2036		356,000	141,215

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.615s, 2036		498,000	191,867
FRB Ser. 06-2, Class 2A3, 0.455s, 2036		589,000	194,386

Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012		1,347,000	1,291,556

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C,
2.498s, 2043 F	GBP	1,337,631	266,294
FRB Ser. 03-2, Class 2C1,
3.519s, 2043 F	EUR	2,785,000	473,525

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$1,686,394	1,526,187
Ser. 94-4, Class B2, 8.6s, 2019		687,493	400,002
Ser. 93-1, Class B, 8.45s, 2018		591,153	434,059
Ser. 96-6, Class M1, 7.95s, 2027		1,075,000	812,125
Ser. 99-5, Class A5, 7.86s, 2030		7,293,517	5,743,688
Ser. 96-8, Class M1, 7.85s, 2027		754,000	390,699
Ser. 96-2, Class M1, 7.6s, 2026		608,000	454,634
Ser. 95-8, Class B1, 7.3s, 2026		704,416	429,953
Ser. 95-4, Class B1, 7.3s, 2025		726,329	481,168
Ser. 96-10, Class M1, 7.24s, 2028		92,000	73,589
Ser. 97-6, Class M1, 7.21s, 2029		1,557,000	728,856
Ser. 95-F, Class B2, 7.1s, 2021		45,417	34,624
Ser. 98-2, Class A6, 6.81s, 2027		684,942	609,214
Ser. 99-3, Class A7, 6.74s, 2031		1,229,228	1,139,353
Ser. 98-4, Class A6, FRN 6.53s, 2030		312,221	256,497
Ser. 99-2, Class A7, 6.44s, 2030		92,041	66,459
Ser. 99-1, Class A6, 6.37s, 2025		41,000	37,944
Ser. 98-4, Class A5, 6.18s, 2030		786,259	636,330
Ser. 99-1, Class A5, 6.11s, 2023		148,810	147,569

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		3,016,636	2,449,762
Ser. 99-5, Class M1A, 8.3s, 2026		312,000	199,069
Ser. 99-5, Class A4, 7.59s, 2028		40,603	37,639

	Principal
ASSET-BACKED SECURITIES (11.3%)* cont.	amount	Value

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	$188,651	$186,765

GSAA Home Equity Trust FRB Ser. 06-19,
Class A1, 0 3/8s, 2036	6,276,265	3,232,277

GSAMP Trust
FRB Ser. 06-HE5, Class A2C, 0.435s, 2036	877,000	232,568
FRB Ser. 07-HE2, Class A2A, 0.405s, 2047	2,726,285	2,003,820

Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.285s, 2030	729,000	36,450
FRB Ser. 05-1A, Class E, 2.085s, 2030	162,911	4,887

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 0.615s, 2036	248,000	89,356

JPMorgan Mortgage Acquisition Corp. FRB
Ser. 06-FRE1, Class A4, 0.575s, 2035	211,000	89,727

Lehman ABS Manufactured Housing
Contract Ser. 01-B, Class A4, 5.27s, 2018	2,004,772	1,657,152

Lehman XS Trust Ser. 07-6, Class 3A6,
6 1/2s, 2037	2,356,919	1,408,853

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.285s, 2036	1,485,000	103,950
FRB Ser. 02-1A, Class FFL, 3.035s, 2037	2,440,000	366,000

Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012 F	3,277,285	1,425,619

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.905s, 2035	497,000	120,118
FRB Ser. 06-4, Class 2A4, 0.545s, 2036	240,000	64,495
FRB Ser. 06-1, Class 2A3, 0.475s, 2036	212,705	100,594

Madison Avenue Manufactured Housing
Contract FRB Ser. 02-A, Class B1,
3.535s, 2032	2,025,781	1,538,334

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.435s, 2036	126,000	54,249

Mid-State Trust Ser. 11, Class B,
8.221s, 2038	210,644	114,275

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.485s, 2034	149,459	12,306
FRB Ser. 05-HE2, Class M5, 0.965s, 2035	310,000	191,203
FRB Ser. 05-HE1, Class M3, 0.805s, 2034	310,000	212,592
FRB Ser. 06-NC4, Class M2, 0.585s, 2036	435,000	2,246

N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 04-2A, Class C1, 2.285s, 2039	500,000	100,000

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	73,351	69,364

New Century Home Equity Loan Trust FRB
Ser. 03-4, Class M3, 3.36s, 2033	24,062	9,803

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.445s, 2036	298,000	167,925
FRB Ser. 06-2, Class A2C, 0.435s, 2036	298,000	166,827

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	1,956,030	929,114
Ser. 99-D, Class A1, 7.84s, 2029	1,600,305	1,104,211
Ser. 00-A, Class A2, 7.765s, 2017	230,779	120,559
Ser. 95-B, Class B1, 7.55s, 2021	435,540	243,154
Ser. 00-D, Class A4, 7.4s, 2030	1,945,000	1,236,796
Ser. 02-B, Class A4, 7.09s, 2032	667,925	518,494
Ser. 99-B, Class A4, 6.99s, 2026	1,635,330	1,280,051
Ser. 00-D, Class A3, 6.99s, 2022	321,053	311,449

	Principal
ASSET-BACKED SECURITIES (11.3%)* cont.	amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 02-A, Class A4, 6.97s, 2032	$110,685	$77,202
Ser. 01-D, Class A4, 6.93s, 2031	1,262,878	866,642
Ser. 01-E, Class A4, 6.81s, 2031	1,776,568	1,425,969
Ser. 99-B, Class A3, 6.45s, 2017	380,381	302,475
Ser. 01-C, Class A2, 5.92s, 2017	1,969,107	816,650
Ser. 02-C, Class A1, 5.41s, 2032	2,034,222	1,337,501
Ser. 01-D, Class A2, 5.26s, 2019	252,433	157,872
Ser. 01-E, Class A2, 5.05s, 2019	1,675,594	1,182,229
Ser. 02-A, Class A2, 5.01s, 2020	447,852	230,164

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	381,602	315,841
FRB Ser. 01-B, Class A2, 0.663s, 2018	84,631	53,354

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 1.115s, 2036	202,000	22,587
FRB Ser. 04-MCW1, Class A2, 0.665s, 2034	56,665	48,955

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 0.415s, 2036	455,000	156,356

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.475s, 2036	205,476	117,540
FRB Ser. 07-RZ1, Class A2, 0.445s, 2037	293,000	101,619

Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2, 1.015s, 2035	681,772	505,686
Ser. 01-KS3, Class AII, 0.745s, 2031	2,620,527	1,626,418

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.935s, 2035	310,000	1,857
FRB Ser. 07-NC2, Class A2B, 0.425s, 2037	275,000	77,386
FRB Ser. 07-BR5, Class A2A, 0.415s, 2037	231,951	151,928
FRB Ser. 07-BR4, Class A2A, 0 3/8s, 2037	298,609	181,784
FRB Ser. 07-BR3, Class A2A, 0.355s, 2037	5,934,519	3,857,437

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO,
0.495s, 2036	507,000	153,197
FRB Ser. 06-FRE1, Class A2B,
0.465s, 2036	231,000	102,921

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.455s, 2036	240,000	148,341
FRB Ser. 06-3, Class A3, 0.445s, 2036	882,000	359,656

South Coast Funding 144A FRB Ser. 3A,
Class A2, 2.156s, 2038	200,000	2,000

Structured Asset Investment Loan Trust
FRB Ser. 06-BNC2, Class A6, 0.545s, 2036	240,000	5,214

Structured Asset Receivables Trust 144A
FRB Ser. 05-1, 1.004s, 2015	3,173,046	2,221,132

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	904,000	54,240

TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037	756,000	56,700

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.395s, 2037	1,857,848	1,114,895

Wells Fargo Home Equity Trust FRB
Ser. 07-1, Class A3, 0.605s, 2037	106,000	31,472

Whinstone Capital Management, Ltd. 144A
FRB Ser. 1A, Class B3, 1.404s, 2044
(United Kingdom)	504,004	60,480

Total asset-backed securities
(cost $127,879,142)		$90,380,750

FOREIGN GOVERNMENT		Principal
BONDS AND NOTES (7.4%)*		amount	Value

Argentina (Republic of) bonds Ser. VII,
zero %, 2013		$821,000	$499,989

Argentina (Republic of) bonds FRB
zero %, 2013		3,113,000	993,047

Argentina (Republic of) sr. unsec.
unsub. bond FRN Ser. STRP, 1.683s, 2009		19,839,000	2,557,247

Argentina (Republic of) sr. unsec.
unsub. bonds Ser. $V, 10 1/2s, 2012	ARS	4,110,000	616,500

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 1.683s, 2012		$19,839,000	5,158,140

Argentina (Republic of) sr. unsec.
unsub. notes Ser. $dis, 8.28s, 2033		2,656,730	1,540,904

Banco Nacional de Desenvolvimento
Economico e Social 144A notes
6 1/2s, 2019		525,000	531,563

Banco Nacional de Desenvolvimento
Economico e Social 144A sr. unsec. unsub.
notes 6.369s, 2018		175,000	178,281

Brazil (Federal Republic of) notes
zero %, 2017	BRL	3,500	1,666,182

Brazil (Federal Republic of) sr. notes
5 7/8s, 2019		$1,460,000	1,495,040

Brazil (Federal Republic of) sr. unsec.
bonds 6s, 2017		1,880,000	1,968,586

Canada (Government of) bonds
Ser. WL43, 5 3/4s, 2029	CAD	1,340,000	1,525,272

Ecuador (Republic of) regs notes Ser.
REGS, 9 3/8s, 2015 (In default) †		$245,000	189,998

Indonesia (Republic of) 144A sr. unsec.
notes 11 5/8s, 2019		1,305,000	1,722,652

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 7 3/4s, 2038		920,000	892,400

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 3/4s, 2014		460,000	476,082

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 5/8s, 2037		1,555,000	1,363,082

Industrial Bank Of Korea 144A
sr. notes 7 1/8s, 2014		1,475,000	1,572,657

Iraq (Republic of) 144A bonds 5.8s, 2028		1,275,000	851,063

Israel (State of) bonds 5 1/8s, 2019		261,000	262,443

Japan (Government of) 30 yr bonds
Ser. 23, 2 1/2s, 2036	JPY	313,000,000	3,447,722

Peru (Republic of) sr. unsec.
unsub. bonds 8 3/4s, 2033		$935,000	1,159,550

Peru (Republic of) sr. unsec.
unsub. notes 7 1/8s, 2019		1,476,000	1,586,700

Russia (Federation of) unsub. 5s, 2030		64,320	65,686

Russia (Federation of) 144A unsec.
unsub. bonds 5s, 2030		5,388,192	5,502,637

Sweden (Government of) debs.
Ser. 1041, 6 3/4s, 2014	SEK	59,875,000	9,806,441

Turkey (Republic of) bonds 16s, 2012	TRY	385,000	281,482

Turkey (Republic of) sr. unsec.
notes 7 1/2s, 2019		$815,000	863,745

Turkey (Republic of) sr. unsec.
notes 7 1/2s, 2017		4,335,000	4,616,645

Ukraine (Government of) 144A sr. unsec.
notes FRN 5.151s, 2009		1,225,000	1,225,000

United Mexican States sr. unsec.
unsub. bonds Ser. MTN, 8.3s, 2031		144,000	177,742

Venezuela (Republic of) bonds 8 1/2s, 2014		125,000	93,974

FOREIGN GOVERNMENT	Principal
BONDS AND NOTES (7.4%)* cont.	amount	Value

Venezuela (Republic of) unsec. note FRN
Ser. REGS, 1.505s, 2011	$2,715,000	$2,254,753

Venezuela (Republic of) unsec.
notes 10 3/4s, 2013	2,510,000	2,174,112

Total foreign government bonds and notes
(cost $60,481,518)		$59,317,317

	Principal
SENIOR LOANS (6.6%)* [c]	amount	Value

Basic materials (0.6%)
Georgia-Pacific Corp. bank term loan
FRN Ser. C, 3.762s, 2014	$168,682	$164,360

Georgia-Pacific, LLC bank term loan FRN
Ser. B2, 2.313s, 2012	306,320	294,641

Huntsman International, LLC bank term
loan FRN Ser. B, 2.038s, 2014	2,702,424	2,499,067

NewPage Holding Corp. bank term loan
FRN 4.063s, 2014	441,699	381,379

Novelis, Inc. bank term loan FRN
Ser. B, 2.444s, 2014	990,432	883,135

Novelis, Inc. bank term loan FRN
Ser. B, 2.31s, 2014	450,187	401,417

Rockwood Specialties Group, Inc. bank
term loan FRN Ser. H, 6s, 2014	107,166	105,737

		4,729,736
Capital goods (0.4%)
Graham Packaging Co., LP bank term loan
FRN 2.563s, 2011	193,073	185,511

Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN 2.598s, 2014	84,202	56,889

Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN Ser. B, 2.388s, 2014	1,636,985	1,105,988

Mueller Water Products, Inc. bank term
loan FRN Ser. B, 6.384s, 2014	446,068	408,152

Polypore, Inc. bank term loan FRN
Ser. B, 2.57s, 2014	602,749	565,077

Sensata Technologies BV bank term loan
FRN 2.246s, 2013 (Netherlands)	581,959	484,481

Sequa Corp. bank term loan FRN 3.844s, 2014	782,904	635,131

Wesco Aircraft Hardware Corp. bank term
loan FRN 2.56s, 2013	221,000	197,309

		3,638,538
Communication services (1.0%)
Cebridge Connections, Inc. bank term
loan FRN 4.809s, 2014	353,000	314,170

Charter Communications Operating, LLC
bank term loan FRN 9 1/4s, 2014	434,500	431,676

Charter Communications, Inc. bank term
loan FRN 6 3/4s, 2014	400,000	330,375

Charter Communications, Inc. bank term
loan FRN 6 1/4s, 2014	1,676,569	1,564,658

Fairpoint Communications, Inc. bank
term loan FRN Ser. B, 5 1/2s, 2015	915,763	692,928

Insight Midwest, LP bank term loan FRN
Ser. B, 2.31s, 2014	243,776	229,672

Intelsat Corp. bank term loan FRN
Ser. B2, 2.804s, 2011	415,702	394,917

Intelsat Corp. bank term loan FRN
Ser. B2-A, 2.804s, 2013	415,828	395,037

Intelsat Corp. bank term loan FRN
Ser. B2-C, 2.804s, 2013	415,702	394,917

Intelsat, Ltd. bank term loan FRN
3.304s, 2014 (Bermuda)	885,000	764,972

	Principal
SENIOR LOANS (6.6%)* [c] cont.	amount	Value

Communication services cont.
Level 3 Communications, Inc. bank term
loan FRN 2.698s, 2014	$210,000	$179,769

Level 3 Financing, Inc. bank term loan
FRN Ser. B, 11 1/2s, 2014	185,000	190,242

Mediacom Communications Corp. bank term
loan FRN Ser. C, 2.02s, 2015	630,621	590,156

Mediacom Communications Corp. bank term
loan FRN Ser. D2, 2.02s, 2015	234,000	219,375

MetroPCS Wireless, Inc. bank term loan
FRN 3.045s, 2013	494,952	472,680

PAETEC Holding Corp. bank term loan FRN
Ser. B1, 2.81s, 2013	164,880	155,193

TW Telecom, Inc. bank term loan FRN
Ser. B, 2.31s, 2013	452,661	435,191

West Corp. bank term loan FRN 2.668s, 2013	219,471	207,673

		7,963,601
Consumer cyclicals (2.4%)
Affinion Group, Inc. bank term loan FRN
Ser. B, 2.81s, 2013	1,964,460	1,860,344

Allison Transmission, Inc. bank term
loan FRN Ser. B, 3.059s, 2014	845,575	728,252

Building Materials Holdings Corp.
bank term loan FRN 3.063s, 2014	347,130	310,537

CCM Merger, Inc. bank term loan FRN
Ser. B, 8 1/2s, 2012	550,232	504,150

Cenveo, Inc. bank term loan FRN Ser. C,
5.109s, 2014	452,186	431,838

Cenveo, Inc. bank term loan FRN
Ser. DD, 5.109s, 2014	15,067	14,389

Citadel Communications bank term loan
FRN Ser. B, 2.341s, 2014	835,000	466,904

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. B, 3 1/8s, 2012	440,205	305,943

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. C, 3 1/8s, 2012	1,099,612	764,231

Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN Ser. B,
7s, 2014	523,927	423,398

GateHouse Media, Inc. bank term loan
FRN 2.55s, 2014	430,000	103,046

GateHouse Media, Inc. bank term loan
FRN Ser. B, 2.29s, 2014	1,012,283	242,586

GateHouse Media, Inc. bank term loan
FRN Ser. DD, 2.299s, 2014	377,717	90,517

Golden Nugget, Inc. bank term loan FRN
Ser. B, 2.31s, 2014	200,455	136,309

Golden Nugget, Inc. bank term loan FRN
Ser. DD, 2.381s, 2014	114,116	77,599

Goodman Global Holdings, Inc. bank term
loan FRN Ser. B, 6 1/2s, 2011	1,996,910	1,943,243

Harrah’s Operating Co., Inc. bank term
loan FRN Ser. B2, 3.504s, 2015	357,091	285,673

Michaels Stores, Inc. bank term loan
FRN Ser. B, 2.563s, 2013	241,340	197,985

National Bedding Co. bank term loan FRN
2.313s, 2011	186,091	160,038

Navistar Financial Corp. bank term loan
FRN 3.496s, 2012	423,467	392,413

	Principal
SENIOR LOANS (6.6%)* [c] cont.	amount	Value

Consumer cyclicals cont.
Navistar International Corp. bank term
loan FRN 3.56s, 2012	$1,164,533	$1,079,135

QVC, Inc. bank term loan FRN 5.095s, 2014	460,000	451,375

R.H. Donnelley, Inc. bank term loan FRN
6 3/4s, 2011	1,417,194	1,082,382

R.H. Donnelley, Inc. bank term loan FRN
Ser. D1, 6 3/4s, 2011	531,481	403,128

Reader’s Digest Association, Inc. (The)
bank term loan FRN Ser. B, 2.644s, 2014	806,438	391,122

Realogy Corp. bank term loan FRN
0.166s, 2013	313,356	241,127

Realogy Corp. bank term loan FRN
Ser. B, 3.309s, 2013	1,163,895	895,617

Six Flags Theme Parks bank term loan
FRN 2.656s, 2015	1,108,486	1,074,123

Travelport bank term loan FRN 3.098s, 2013	44,763	37,668

Travelport bank term loan FRN Ser. B,
2.914s, 2013	402,972	339,101

Travelport bank term loan FRN Ser. DD,
2.81s, 2013	92,454	78,355

Tribune Co. bank term loan FRN Ser. B,
5 1/4s, 2014 (In default) †	1,861,438	757,605

TRW Automotive, Inc. bank term loan FRN
Ser. B, 6.313s, 2014	845,903	800,436

United Components, Inc. bank term loan
FRN Ser. D, 3.21s, 2012	764,222	668,694

Universal City Development Partners,
Ltd. bank term loan FRN Ser. B, 6s, 2011	1,136,666	1,111,091

Univision Communications, Inc. bank
term loan FRN Ser. B, 2.56s, 2014	353,000	283,871

Yankee Candle Co., Inc. bank term loan
FRN 2.29s, 2014	229,206	208,291

		19,342,516
Consumer staples (0.5%)
Claire’s Stores, Inc. bank term loan
FRN 3.211s, 2014	200,000	129,167

Dole Food Co., Inc. bank term loan FRN
Ser. B, 7.926s, 2013	78,656	79,078

Dole Food Co., Inc. bank term loan FRN
Ser. C, 7.926s, 2013	296,694	298,284

Dole Food Co., Inc. bank term loan FRN
Ser. C, 0.505s, 2013	45,433	45,676

Jarden Corp. bank term loan FRN
Ser. B1, 2.348s, 2012	424,814	412,920

Jarden Corp. bank term loan FRN
Ser. B2, 2.348s, 2012	202,316	196,651

Pinnacle Foods Holding Corp. bank term
loan FRN Ser. B, 3.059s, 2014	989,849	898,783

Prestige Brands, Inc. bank term loan
FRN 2.56s, 2011	626,496	610,833

Revlon Consumer Products bank term loan
FRN Ser. B, 4.393s, 2012	235,000	216,886

Rite-Aid Corp. bank term loan FRN
Ser. B, 2.053s, 2014	187,625	155,260

Spectrum Brands, Inc. bank term loan
FRN 3.926s, 2013 (In default) †	60,082	54,574

Spectrum Brands, Inc. bank term loan
FRN Ser. B1, 6 1/4s, 2013 (In default) †	1,039,602	944,304

		4,042,416

	Principal
SENIOR LOANS (6.6%)* [c] cont.	amount	Value

Energy (0.3%)
EPCO Holding, Inc. bank term loan FRN
Ser. A, 1.285s, 2012	$440,000	$374,000

Hercules Offshore, Inc. bank term loan
FRN Ser. B, 7.576s, 2013	523,360	481,491

MEG Energy Corp. bank term loan FRN
2.6s, 2013 (Canada)	217,688	197,551

MEG Energy Corp. bank term loan FRN
Ser. DD, 2.6s, 2013 (Canada)	221,906	201,380

Petroleum Geo-Services ASA bank term
loan FRN 2.35s, 2015 (Norway)	281,233	264,359

Targa Resources, Inc. bank term loan
FRN 2.287s, 2012	503,347	492,400

Targa Resources, Inc. bank term loan
FRN Ser. C, 0.473s, 2012	292,686	286,320

		2,297,501
Financials (—%)
Hub International, Ltd. bank term loan
FRN Ser. B, 2.81s, 2014	276,226	252,747

Hub International, Ltd. bank term loan
FRN Ser. DD, 2.81s, 2014	62,088	56,810

		309,557
Health care (0.7%)
Community Health Systems, Inc. bank
term loan FRN Ser. B, 2.898s, 2014	1,042,835	978,092

Community Health Systems, Inc. bank
term loan FRN Ser. DD, 2.56s, 2014	53,679	50,347

Health Management Associates, Inc. bank
term loan FRN 2.348s, 2014	2,604,403	2,409,888

IASIS Healthcare Corp. bank term loan
FRN Ser. DD, 2.31s, 2014	226,680	210,926

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
7.62s, 2014	61,059	56,815

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
6.289s, 2014	790,658	624,620

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. B, 2.31s, 2014	655,041	609,516

LifePoint, Inc. bank term loan FRN
Ser. B, 2.295s, 2012	139,791	133,710

Select Medical Corp. bank term loan FRN
Ser. B, 2.726s, 2012	34,909	33,163

Sun Healthcare Group, Inc. bank term
loan FRN 0.498s, 2014	68,023	60,626

Sun Healthcare Group, Inc. bank term
loan FRN Ser. B, 2.677s, 2014	238,826	212,854

		5,380,557

	Principal
SENIOR LOANS (6.6%)* [c] cont.	amount	Value

Technology (0.4%)
Compucom Systems, Inc. bank term loan
FRN 3.81s, 2014	$237,168	$220,566

First Data Corp. bank term loan FRN
Ser. B1, 3.036s, 2014	759,000	637,560

First Data Corp. bank term loan FRN
Ser. B3, 3.036s, 2014	574,857	484,497

Flextronics International, Ltd. bank
term loan FRN Ser. B, 2.759s, 2014
(Singapore)	337,734	291,718

Flextronics International, Ltd. bank
term loan FRN Ser. B, 2.709s, 2014
(Singapore)	1,175,316	1,015,179

Freescale Semiconductor, Inc. bank term
loan FRN 12 1/2s, 2014	217,455	198,971

		2,848,491
Utilities and power (0.3%)
Dynegy Holdings, Inc. bank term loan
FRN 1.81s, 2013	381,000	367,427

Energy Future Holdings Corp. bank term
loan FRN Ser. B2, 3.802s, 2014	526,343	405,504

Energy Future Holdings Corp. bank term
loan FRN Ser. B3, 3.802s, 2014	382,367	293,287

NRG Energy, Inc. bank term loan FRN
2.016s, 2014	629,422	596,377

NRG Energy, Inc. bank term loan FRN
0.498s, 2014	337,665	319,938

Reliant Energy, Inc. bank term loan FRN
0.289s, 2014	890,000	817,020

		2,799,553

Total senior loans (cost $61,759,131)		$53,352,466

U.S. TREASURY OBLIGATIONS (2.5%)* [i]	Principal amount	Value

U.S. Treasury Bonds, 5 1/4s,
February 15, 2029	$3,826,000	$4,395,041

U.S. Treasury Notes
6s, August 15, 2009	4,674,000	4,823,147
4 3/4s, May 31, 2012	3,524,000	3,867,520
4 3/4s, March 31, 2011	1,281,000	1,382,109
4 1/2s, February 28, 2011	1,575,000	1,694,432
4s, September 30, 2009	2,295,000	2,354,716
4s, August 31, 2009	20,000	20,459
3 5/8s, October 31, 2009	1,334,000	1,358,412
3 1/2s, August 15, 2009	531,000	542,220
1 3/4s, March 31, 2010	30,000	30,284
Total U.S. treasury obligations (cost $20,468,340)		$20,468,340

PURCHASED OPTIONS OUTSTANDING (2.8%)*	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs International for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	$40,437,000	$5,208,690

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	40,437,000	149,873

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	40,437,000	5,208,690

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	40,437,000	158,513

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 4.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	Jun-10/4.235	40,143,000	2,141,228

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 4.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.230	40,143,000	2,132,396

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.030	62,480,000	6,334,222

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.03% versus the three month USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.030	62,480,000	944,698

Total purchased options outstanding (cost $14,363,077)			$22,278,310

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value

General Cable Corp. cv. company guaranty sr. unsec. notes 1s, 2012	$1,165,000	$978,600

General Growth Properties, Inc. 144A cv. sr. notes 3.98s, 2027 (In default) † R	885,000	334,088

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	440,000	528,550

Total convertible bonds and notes (cost $2,287,964)		$1,841,238

PREFERRED STOCKS (—%)*	Shares	Value

GMAC Preferred Blocker, Inc. 144A 7.00% cum. pfd.	440	$202,606

Total preferred stocks (cost $146,180)		$202,606

COMMON STOCKS (—%)*	Shares	Value

AboveNet, Inc. †	597	$48,954

Bohai Bay Litigation, LLC (Units) F	1,327	61,737

Vertis Holdings, Inc. F	22,380	22

Total common stocks (cost $24,733)		$110,713

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	230	$13,110

New ASAT (Finance), Ltd. (Cayman Islands) F	2/01/11	0.01	6,500	—

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR 0.001	960	28,622

Vertis Holdings, Inc. F	10/18/15	$0.01	1,483	—

Total warrants (cost $35,628)				$41,732

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	4,733	$6,626

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †	1,477	2,068

Total convertible preferred stocks (cost $1,609,395)		$8,694

SHORT-TERM INVESTMENTS (12.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	72,486,216	$72,486,216

U.S. Treasury Bills, zero%, December 17, 2009 [i]	$3,940,000	3,936,848

U.S. Treasury Bills, for an effective yield of 0.50%, December 17, 2009 #	343,000	342,084

U.S. Treasury Bills, for effective yields ranging from 0.39% to 0.48%, November 19, 2009 #	2,845,000	2,839,566

U.S. Treasury Cash Management Bills, for effective yields ranging from 0.31% to 0.47%, April 1, 2010 # ##	23,366,000	23,291,953

Total short-term investments (cost $102,911,574)		$102,896,667

TOTAL INVESTMENTS

Total investments (cost $1,048,120,647)		$1,018,063,321

Key to holding’s currency abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD / $	United States Dollar

Key to holding’s abbreviations
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $803,324,070.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at July 31, 2009.

## This security in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at July 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at July 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs. (Note 1).

i Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At July 31, 2009, liquid assets totaling $497,968,596 have been designated as collateral for open forward commitments, swap contracts and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at July 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income.
The interest rates shown are the current interest rates at July 31, 2009.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at July 31, 2009 (as a percentage of Portfolio Value):

United States	89.3%	Sweden	1.0%	Turkey	0.6%

Russia	2.5	Brazil	0.9	Venezuela	0.6

Argentina	1.1	Canada	0.8	Other	3.2

				Total	100.0%

				Unrealized
FORWARD CURRENCY CONTRACTS TO BUY at 7/31/09		Aggregate	Delivery	appreciation/
(aggregate face value $152,545,446)	Value	face value	date	(depreciation)

Australian Dollar	$39,502,800	$37,548,161	8/19/09	$1,954,639

British Pound	3,952,581	3,884,674	8/19/09	67,907

Canadian Dollar	702,901	691,420	8/19/09	11,481

Danish Krone	511,605	501,951	8/19/09	9,654

Euro	30,978,478	30,782,431	8/19/09	196,047

Hungarian Forint	2,298,636	2,177,936	8/19/09	120,700

Japanese Yen	38,096,959	38,120,304	8/19/09	(23,345)

Malaysian Ringgit	191,528	190,130	8/19/09	1,398

Mexican Peso	123,013	122,287	8/19/09	726

New Zealand Dollar	10,823	10,391	8/19/09	432

Norwegian Krone	24,625,024	23,271,358	8/19/09	1,353,666

Polish Zloty	9,745,514	9,006,014	8/19/09	739,500

South African Rand	2,596,855	2,513,022	8/19/09	83,833

Swedish Krona	2,515,741	2,310,600	8/19/09	205,141

Swiss Franc	1,435,345	1,414,767	8/19/09	20,578

Total				$4,742,357

FORWARD CURRENCY CONTRACTS TO SELL at 7/31/09		Aggregate	Delivery	Unrealized
(aggregate face value $119,635,684)	Value	face value	date	depreciation

Australian Dollar	$629,266	$598,417	8/19/09	$(30,849)

Brazilian Real	2,043,980	1,921,577	8/19/09	(122,403)

British Pound	19,110,825	18,770,207	8/19/09	(340,618)

Canadian Dollar	11,396,206	10,625,641	8/19/09	(770,565)

Czech Koruna	3,766,315	3,634,245	8/19/09	(132,070)

Euro	22,232,969	22,031,012	8/19/09	(201,957)

Hungarian Forint	2,268,188	2,144,525	8/19/09	(123,663)

Japanese Yen	495,523	494,601	8/19/09	(922)

Norwegian Krone	215,966	203,597	8/19/09	(12,369)

Polish Zloty	5,763,121	5,323,193	8/19/09	(439,928)

South African Rand	2,522,834	2,445,442	8/19/09	(77,392)

Swedish Krona	21,491,699	19,840,602	8/19/09	(1,651,097)

Swiss Franc	31,753,173	31,330,152	8/19/09	(423,021)

Turkish Lira (New)	287,627	272,473	8/19/09	(15,154)

Total				$(4,342,008)

FUTURES CONTRACTS OUTSTANDING at 7/31/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Long)	3	$1,772,829	Sep-09	$552

Canadian Government Bond 10 yr (Short)	4	446,690	Sep-09	9,143

Euro-Bobl 5 yr (Long)	438	72,500,110	Sep-09	(5,657)

Euro-Bund 10 yr (Short)	396	68,872,005	Sep-09	(416,158)

Euro-Dollar 90 day (Short)	741	184,333,013	Sep-09	(3,294,494)

Euro-Dollar 90 day (Short)	1,215	301,593,375	Dec-09	(7,612,355)

Euro-Dollar 90 day (Short)	41	10,149,038	Mar-10	(276,162)

Euro-Euribor Interest Rate 90 day (Long)	119	41,493,675	Dec-10	115,979

Euro-Euribor Interest Rate 90 day (Long)	141	49,353,155	Sep-10	221,574

Euro-Euribor Interest Rate 90 day (Short)	119	42,006,675	Dec-09	(396,539)

Euro-Euribor Interest Rate 90 day (Short)	141	49,825,362	Sep-09	(403,816)

Euro-Schatz 2 yr (Short)	1,183	182,346,219	Sep-09	(44,789)

FUTURES CONTRACTS OUTSTANDING at 7/31/09 cont.				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Japanese Government Bond 10 yr (Short)	20	$29,145,389	Sep-09	$56,457

Japanese Government Bond 10 yr Mini (Long)	25	3,641,591	Sep-09	61,353

U.K. Gilt 10 yr (Short)	102	19,984,555	Sep-09	(183,254)

U.S. Treasury Bond 20 yr (Long)	844	100,436,000	Sep-09	1,352,210

U.S. Treasury Note 2 yr (Short)	562	121,716,906	Sep-09	19,689

U.S. Treasury Note 5 yr (Short)	1,465	169,035,820	Sep-09	(1,320,239)

U.S. Treasury Note 10 yr (Long)	821	96,287,906	Sep-09	(306,086)

Total				$(12,422,592)

WRITTEN OPTIONS OUTSTANDING at 7/31/09 (premiums received $47,013,617)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	$42,950,000	Jul-11/4.520	$2,751,807

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	42,950,000	Jul-11/4.520	2,684,805

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	21,475,000	Jul-11/4.548	1,401,459

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	21,475,000	Jul-11/4.548	1,321,786

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.82% versus the three month USD-LIBOR-BBA maturing September 12, 2018.	38,999,000	Sep-13/4.820	1,731,556

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.82% versus the three month USD-LIBOR-BBA maturing September 12, 2018.	38,999,000	Sep-13/4.820	1,568,150

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.4% versus the three month USD-LIBOR-BBA maturing November 9, 2019.	130,118,000	Nov-09/4.400	7,792,767

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.4% versus the three month USD-LIBOR-BBA maturing November 9, 2019.	130,118,000	Nov-09/4.400	1,960,878

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	40,143,000	Jun-10/5.235	825,742

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	40,143,000	Jun-10/5.235	824,136

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	45,798,000	Jul-11/4.525	2,943,895

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	45,798,000	Jul-11/4.525	2,855,047

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	45,798,000	Jul-11/4.460	2,961,299

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	45,798,000	Jul-11/4.460	2,817,035

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	68,697,000	Jul-11/4.745	5,095,256

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	68,697,000	Jul-11/4.745	3,796,883

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	19,551,000	May-12/5.510	2,140,248

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	19,551,000	May-12/5.510	873,929

Total			$46,346,678

TBA SALE COMMITMENTS OUTSTANDING at 7/31/09 (proceeds receivable $73,893,281)	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, August 1, 2039	$74,000,000	8/13/09	$74,404,691

Total			$74,404,691

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/09

				Upfront				Unrealized
Swap		Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.		$68,477,000		$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$1,676,034

		51,800,000		—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(3,250,300)

		5,231,000		—	9/15/10	3.08%	3 month USD-LIBOR-BBA	(184,959)

		12,028,000		—	9/18/38	4.36125%	3 month USD-LIBOR-BBA	(580,628)

		30,236,000		(127,408)	10/8/38	3 month USD-LIBOR-BBA	4.30%	949,350

		32,806,000		29,822	10/20/10	3 month USD-LIBOR-BBA	3.00%	1,125,433

		478,010,000		(170,127)	11/26/10	3 month USD-LIBOR-BBA	2.35%	9,735,385

		1,108,248,000		—	12/22/10	3 month USD-LIBOR-BBA	1.515%	8,217,505

		105,170,000		—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(9,241,733)

		38,216,000		—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	(979,777)

		57,680,000		—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	1,593,358

		20,688,000		—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(2,539,935)

Barclays Bank PLC		140,391,000		—	12/9/10	3 month USD-LIBOR-BBA	2.005%	2,129,020

		66,099,000		—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(5,573,812)

Citibank, N.A.	JPY	2,230,000,000		—	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(1,231,807)

	EUR	8,200,500	E	—	6/12/24	6 month EUR-EURIBOR-	5.1275%	39,851
						REUTERS

	EUR	9,372,000	E	—	6/20/24	6 month EUR-EURIBOR-	5.135%	47,948
						REUTERS

		$19,610,000		—	7/17/19	3.8675%	3 month USD-LIBOR-BBA	(246,889)

		42,956,000		—	7/28/19	3.895%	3 month USD-LIBOR-BBA	(590,165)

	MXN	74,310,000		—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	442,440

	MXN	22,295,000		—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	131,216

		$23,441,000		—	9/16/10	3.175%	3 month USD-LIBOR-BBA	(863,530)

		219,385,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	10,502,069

		11,627,000		—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	(744,554)

		609,004,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	20,186,261

		61,714,000		—	2/24/16	2.77%	3 month USD-LIBOR-BBA	1,244,178

		68,320,000		—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(829,293)

		183,101,000		—	3/30/11	3 month USD-LIBOR-BBA	1.535%	1,753,777

	MXN	29,800,000		—	3/28/13	1 month MXN-TIIE-BANXICO	6.9425%	11,291

		$23,240,000		—	4/6/39	3.295%	3 month USD-LIBOR-BBA	3,272,689

		27,603,000		—	5/11/39	3.8425%	3 month USD-LIBOR-BBA	1,388,410

Citibank, N.A.,	JPY	2,600,000,000		—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	1,277,357
London

Credit Suisse		$16,842,500		—	9/16/10	3.143%	3 month USD-LIBOR-BBA	(612,535)
International

		6,816,000		—	9/18/38	4.41338%	3 month USD-LIBOR-BBA	(391,140)

		250,276,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	8,272,947

		32,268,000		—	9/23/10	3 month USD-LIBOR-BBA	3.32%	1,252,372

		7,127,000		—	10/9/10	3 month USD-LIBOR-BBA	2.81%	220,644

		31,000,000		—	12/5/20	3 month USD-LIBOR-BBA	3.01%	(2,334,491)

		44,800,000		—	7/30/19	3 month USD-LIBOR-BBA	3.87%	517,001

		55,355,000		—	6/30/38	2.71%	3 month USD-LIBOR-BBA	13,616,085

		170,730,000		—	2/5/14	2.475%	3 month USD-LIBOR-BBA	256,806

		55,514,000		—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(4,977,185)

	EUR	56,330,000		—	7/4/15	3.93163%	6 month EUR-EURIBOR-	(4,384,429)
							Telerate

		$11,010,000		—	4/28/39	3.50375%	3 month USD-LIBOR-BBA	1,166,558

	SEK	177,710,000	E	—	6/8/11	2.11%	3 month SEK-STIBOR-SIDE	(15,025)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/09 cont.

				Upfront				Unrealized
Swap		Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse	SEK	177,710,000	E	$ —	6/8/12	3 month SEK-STIBOR-SIDE	3.275%	$(23,892)
International cont.

		$17,263,000		—	6/5/39	4.29417%	3 month USD-LIBOR-BBA	(464,227)

	SEK	59,240,000	E	—	6/8/11	2.22%	3 month SEK-STIBOR-	(13,794)
							SIDE

	SEK	59,240,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.37%	(575)

		$21,000,000		—	6/23/19	3 month USD-LIBOR-BBA	4.054%	649,663

Deutsche Bank AG		104,785,000		—	4/21/14	2.51%	3 month USD-LIBOR-BBA	649,845

		425,288,000		—	5/12/11	1.43%	3 month USD-LIBOR-BBA	(1,288,061)

		12,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.195%	534,219

		44,702,000		—	7/27/19	3.755%	3 month USD-LIBOR-BBA	(84,811)

		15,034,000		—	7/28/19	3.895%	3 month USD-LIBOR-BBA	(206,549)

		20,615,000		—	9/23/38	4.75%	3 month USD-LIBOR-BBA	(2,382,187)

		62,440,000		—	9/24/10	3 month USD-LIBOR-BBA	3.395%	2,491,538

		256,335,000		—	10/24/10	3 month USD-LIBOR-BBA	2.604%	7,022,247

		211,832,000		—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	3,392,090

	ZAR	23,880,000		—	7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	86,848

		$161,866,000		—	11/28/13	3 month USD-LIBOR-BBA	2.8725%	1,990,699

		156,783,000		—	12/5/13	2.590625%	3 month USD-LIBOR-BBA	76,594

		52,647,000		—	12/9/13	3 month USD-LIBOR-BBA	2.5225%	(199,404)

		41,100,000		—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(6,943,087)

		724,817,000		—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	5,654,583

		10,000,000		—	12/22/13	2.008%	3 month USD-LIBOR-BBA	271,611

		45,816,000		—	12/24/13	2.165%	3 month USD-LIBOR-BBA	942,378

		100,441,000		—	12/30/13	2.15633%	3 month USD-LIBOR-BBA	2,148,862

		49,500,000		—	1/8/29	3 month USD-LIBOR-BBA	3.19625%	(6,063,422)

		158,400,000		—	1/8/14	2.375%	3 month USD-LIBOR-BBA	2,046,221

		28,674,000		—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(3,629,867)

		175,258,000		—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(16,359,195)

		491,172,000		—	2/5/14	2.44661%	3 month USD-LIBOR-BBA	1,401,295

		43,055,000		—	2/6/14	2.5529%	3 month USD-LIBOR-BBA	(91,993)

		21,477,000		—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(1,696,905)

		21,000,000		—	2/6/14	2.5675%	3 month USD-LIBOR-BBA	(59,590)

		9,000,000		—	2/9/14	2.525%	3 month USD-LIBOR-BBA	(5,632)

		9,000,000		—	2/10/14	2.55%	3 month USD-LIBOR-BBA	(15,699)

		88,688,000		—	2/10/14	2.5825%	3 month USD-LIBOR-BBA	(292,560)

		28,226,000		—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(2,049,878)

		171,000,000		—	2/17/14	2.55%	3 month USD-LIBOR-BBA	(213,187)

		65,000,000		—	2/17/39	3.31%	3 month USD-LIBOR-BBA	8,756,220

		53,267,000		—	2/25/14	2.4675%	3 month USD-LIBOR-BBA	158,105

		286,000,000		—	3/4/14	2.54%	3 month USD-LIBOR-BBA	54,201

		343,000,000		—	3/4/19	3 month USD-LIBOR-BBA	3.20087%	(10,009,070)

		110,000,000		—	3/4/39	3.37174%	3 month USD-LIBOR-BBA	13,715,157

		3,000,000		—	3/10/16	3 month USD-LIBOR-BBA	2.845%	(50,808)

		2,000,000		—	3/11/16	3 month USD-LIBOR-BBA	2.892%	(28,021)

		3,100,000		—	3/11/16	3 month USD-LIBOR-BBA	2.938%	(34,291)

		448,489,000		—	3/20/11	3 month USD-LIBOR-BBA	1.43%	3,564,242

		65,500,000		—	3/23/11	3 month USD-LIBOR-BBA	1.45%	535,966

		5,000,000		—	3/24/14	2.297%	3 month USD-LIBOR-BBA	68,503

		441,000,000		—	3/30/14	2.36%	3 month USD-LIBOR-BBA	4,991,630

		202,000,000		—	3/30/21	3 month USD-LIBOR-BBA	3.125%	(12,434,643)

Goldman Sachs	JPY	1,465,300,000		—	6/10/16	1.953%	6 month JPY-LIBOR-BBA	(853,764)
International

		$154,279,000		—	7/31/14	3 month USD-LIBOR-BBA	3.075%	1,390,343

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/09 cont.

				Upfront				Unrealized
Swap		Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs		$24,035,000		$26,280	10/24/13	3 month USD-LIBOR-BBA	3.50%	$1,095,334
International cont.

	AUD	34,650,000	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(412,310)

	GBP	37,460,000		—	4/7/11	2.2%	6 month GBP-LIBOR-BBA	(326,789)

	GBP	37,460,000		—	4/7/14	6 month GBP-LIBOR-BBA	3.26%	(601,202)

JPMorgan Chase		$27,784,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(4,449,521)
Bank, N.A.

		63,811,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	2,376,827

		116,638,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	2,167,430

		64,949,000		—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	3,415,765

		114,128,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	2,798,977

		38,237,000		—	5/22/19	3 month USD-LIBOR-BBA	3.3225%	(1,088,014)

		79,944,000		—	5/28/11	3 month USD-LIBOR-BBA	1.3375%	70,526

		29,184,000	E	—	6/9/20	4.73%	3 month USD-LIBOR-BBA	(1,430,892)

		9,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.207%	409,910

		91,820,000		—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	813,697

		147,187,000		—	6/10/11	3 month USD-LIBOR-BBA	1.81%	1,413,772

		52,691,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	1,381,133

		46,192,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	1,288,340

		109,485,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	2,983,146

	CAD	37,130,000		—	6/9/12	6 month CAD-BA-CDOR	1.95%	90,009

	CAD	11,860,000		—	6/9/14	2.725%	6 month CAD-BA-CDOR	(63,554)

		$29,184,000	E	—	6/11/20	4.735%	3 month USD-LIBOR-BBA	(1,437,020)

	CAD	59,230,000		—	6/9/10	0.57%	1 month CAD-BA-CDOR	(21,979)

	EUR	18,890,000	E	—	6/17/24	6 month EUR-EURIBOR-	5.195%	146,446
						REUTERS

		$70,156,000		—	6/16/19	4.09%	3 month USD-LIBOR-BBA	(2,438,951)

		26,766,000		—	6/19/19	3 month USD-LIBOR-BBA	3.8725%	425,026

	AUD	13,560,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	3,486

	CAD	13,560,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(146,211)

	JPY	9,080,050,000		—	9/18/15	6 month JPY-LIBOR-BBA	1.19%	937,471

	JPY	20,500,000		—	9/18/38	2.17%	6 month JPY-LIBOR-BBA	(1,098)

		$39,050,000		—	9/23/38	4.70763%	3 month USD-LIBOR-BBA	(4,223,467)

		14,523,000		—	10/22/10	3 month USD-LIBOR-BBA	2.78%	436,485

		40,171,000		—	10/23/13	3 month USD-LIBOR-BBA	3.535%	1,851,372

	EUR	55,790,000		—	11/4/18	6 month EUR-EURIBOR-	4.318%	7,726,053
						REUTERS

	EUR	50,590,000	E	—	7/27/24	6 month EUR-EURIBOR-	5.1355%	242,242
						REUTERS

	JPY	799,200,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(70,577)

	JPY	1,074,500,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-BBA	65,413

		$116,500,000		—	7/30/11	1.46%	3 month USD-LIBOR-BBA	(13,980)

		44,993,000		—	8/3/14	3 month USD-LIBOR-BBA	3.061%	353,645

	EUR	39,220,000		—	12/11/13	6 month EUR-EURIBOR-	3.536%	3,167,693
						REUTERS

	EUR	35,100,000		—	12/16/10	6 month EUR-EURIBOR-	2.994%	1,834,751
						REUTERS

	PLN	21,490,000		—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	103,087

		$59,100,000		—	8/4/14	3 month USD-LIBOR-BBA	2.89%	—

	JPY	11,230,000,000		—	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(4,801,630)

		$16,240,000		—	1/27/24	3.1%	3 month USD-LIBOR-BBA	1,656,082

	AUD	27,720,000	E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(353,359)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/09 cont.

				Upfront				Unrealized
Swap		Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase		$8,120,000		$—	2/3/24	3 month USD-LIBOR-BBA	3.2825%	$(553,979)
Bank, N.A. cont.

		731,510,000		—	2/6/11	1.6966%	3 month USD-LIBOR-BBA	(10,397,733)

		72,328,000		—	2/6/29	3 month USD-LIBOR-BBA	3.4546%	(5,418,821)

		116,531,000		—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	1,597,992

		14,385,000		—	3/6/39	3.48%	3 month USD-LIBOR-BBA	1,520,745

	CAD	17,330,000		—	3/16/11	0.98%	3 month CAD-BA-CDOR	76

	CAD	3,810,000		—	3/16/19	3 month CAD-BA-CDOR	2.7%	(206,344)

	CAD	17,870,000		—	3/17/13	1.56%	3 month CAD-BA-CDOR	358,313

	CAD	5,700,000		—	3/17/24	3 month CAD-BA-CDOR	3.46%	(378,232)

		$233,000,000		—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	1,953,818

		29,400,000		—	3/30/19	3 month USD-LIBOR-BBA	2.945%	(1,579,740)

		300,000		—	4/1/24	3 month USD-LIBOR-BBA	3.17%	(25,781)

		140,520,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	834,816

		45,090,000		—	4/3/13	1.963%	3 month USD-LIBOR-BBA	440,484

		189,810,000		—	4/3/14	2.203%	3 month USD-LIBOR-BBA	3,631,506

		236,820,000		—	4/3/10	3 month USD-LIBOR-BBA	1.168%	1,636,796

		126,402,000		—	4/9/11	3 month USD-LIBOR-BBA	1.5025%	1,069,493

	GBP	19,020,000		—	4/20/14	6 month GBP-LIBOR-BBA	3.17875%	(455,368)

	AUD	38,812,000	E	—	4/22/11	3 month AUD-BBR-BBSW	4.05%	(257,947)

	AUD	38,812,000		—	4/22/10	3%	3 month AUD-BBR-BBSW	104,103

		$105,000,000		—	5/11/19	3 month USD-LIBOR-BBA	3.4%	(2,235,720)

		16,400,000		—	5/13/19	3 month USD-LIBOR-BBA	3.2825%	(515,655)

Merrill Lynch	JPY	1,465,300,000		—	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(899,236)
Capital Services, Inc.

Merrill Lynch	JPY	732,600,000		—	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(476,510)
Derivative
Products AG

Morgan Stanley		$5,600,000		—	7/30/19	3 month USD-LIBOR-BBA	3.87%	64,625
Capital Services, Inc.

UBS, AG		829,010,000		—	10/29/10	2.75%	3 month USD-LIBOR-BBA	(24,361,639)

		138,860,000		—	10/29/20	3 month USD-LIBOR-BBA	4.18142%	5,909,117

		157,416,000		5,405,859	11/10/38	4.45%	3 month USD-LIBOR-BBA	(3,382,797)

		217,294,000		(7,223,220)	11/10/28	3 month USD-LIBOR-BBA	4.45%	4,630,334

		484,953,000		12,319,577	11/10/18	4.45%	3 month USD-LIBOR-BBA	(21,627,504)

		12,344,000		162,399	11/24/38	3.3%	3 month USD-LIBOR-BBA	1,941,568

		3,364,000		(1,062)	11/24/10	3 month USD-LIBOR-BBA	2.05%	53,639

		270,591,000		—	11/24/10	3 month USD-LIBOR-BBA	2.05%	4,398,462

Total								$23,298,191

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/09

			Upfront				Unrealized
Swap		Notional	premium	Termination	Fixed payments received (paid)	Total return received by	appreciation/
counterparty		amount	received (paid)	date	by fund per annum	or paid by fund	(depreciation)
Deutsche Bank AG

	EUR	12,864,000	$—	3/27/14	1.785%	Eurostat Eurozone HICP	$91,662
						excluding tobacco

Goldman Sachs
International

	EUR	21,440,000	—	4/30/13	2.375%	French Consumer Price	1,450,100
						Index excluding tobacco

	EUR	21,440,000	—	4/30/13	(2.41%)	Eurostat Eurozone HICP	(1,225,221)
						excluding tobacco

	EUR	21,440,000	—	5/6/13	2.34%	French Consumer Price	1,407,629
						Index excluding tobacco

	EUR	21,440,000	—	5/6/13	(2.385%)	Eurostat Eurozone HICP	(1,194,667)
						excluding tobacco

		$14,350,000	—	7/9/14	(1.70%)	USA Non Revised	(12,915)
						Consumer Price Index —
						Urban (CPI-U)

		11,480,000	—	7/13/14	(1.60%)	USA Non Revised	43,968
						Consumer Price Index —
						Urban (CPI-U)

	EUR	12,070,000	—	4/23/14	1.67%	Eurostat Eurozone HICP	(148,788)
						excluding tobacco

	EUR	12,864,000	—	4/14/14	1.835%	Eurostat Eurozone HICP	(15,949)
						excluding tobacco

		$42,360,000	—	5/18/10	(0.25%)	USA Non Revised	489,258
						Consumer Price Index —
						Urban (CPI-U)

Total							$885,077

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/09					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating**	received (paid)***	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Clear Channel Communications, 5 3/4%,	Ca	$—	$765,000	9/20/09	635 bp	$(45,980)
1/15/13

Financial Security Assurance Holdings,	Baa1	—	1,075,000	12/20/12	95 bp	(298,464)
Ltd, 6.4%, 12/15/66

Ford Motor Co., 7.45%, 7/16/31	—	—	935,000	3/20/12	(525 bp)	116,495

Ford Motor Credit Co., 7%, 10/1/13	Caa1	—	2,805,000	3/20/12	285 bp	(254,311)

Nalco Co., 7.75%, 11/15/11	Ba2	—	175,000	9/20/12	350 bp	938

Barclays Bank PLC
DJ ABX HE PEN AAA Series 6 Version 1	AAA	590,632	3,557,727	7/25/45	18 bp	119,322
Index

DJ ABX HE PEN AAA Series 6 Version 1	AAA	467,326	2,668,230	7/25/45	18 bp	113,852
Index

DJ ABX HE PEN AAA Series 6 Version 1	AAA	589,014	3,055,913	7/25/45	18 bp	184,182
Index

DJ ABX HE PEN AAA Series 6 Version 1	AAA	598,014	3,089,943	7/25/45	18 bp	188,674
Index

DJ ABX HE PEN AAA Series 7 Version 1	A–	2,062,813	3,500,000	8/25/37	9 bp	(82,644)
Index

DJ CDX NA IG Series 12 Version 1 Index	—	(1,693,312)	44,900,000	6/20/14	(100 bp)	(1,522,293)

Citibank, N.A.
DJ ABX HE AAA Index	AA	1,612,875	8,017,279	5/25/46	11 bp	(848,307)

DJ ABX HE AAA Index	BB	117,189	404,100	1/25/38	76 bp	(160,870)

DJ ABX HE AAA Index	BB	1,485,000	5,500,000	1/25/38	76 bp	(2,299,519)

DJ ABX HE PEN AAA Index	AA	1,352,749	8,995,519	5/25/46	11 bp	(1,408,738)

DJ ABX HE PEN AAA Series 6 Version 1	AA	330,427	1,598,094	5/25/46	11 bp	(160,164)
Index

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/09 cont.						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating**	received (paid)***		amount	date	fund per annum	(depreciation)

Citibank, N.A. cont.
DJ ABX HE PEN AAA Series 6	AAA	$396,729		$2,133,694	7/25/45	18 bp	$114,068
Version 1 Index

DJ ABX HE PEN AAA Series 6	AA	1,537,529		8,611,976	5/25/46	11 bp	(1,106,217)
Version 2 Index

Lighthouse International Co., SA, 8%,	B3	—	EUR	945,000	3/20/13	815 bp	(261,442)
4/30/14

Republic of Argentina, 8.28%, 12/31/33	—	—		$685,000	9/20/13	(1,170 bp)	84,310

Republic of Argentina, 8.28%, 12/31/33	—	—		688,000	9/20/13	(945 bp)	131,632

Credit Suisse First Boston International
Ukraine (Government of), 7.65%,	B2	—		2,175,000	10/20/11	194 bp	(553,145)
6/11/13

Credit Suisse International
DJ ABX HE PEN AAA Series 6	AAA	2,577,976		13,759,198	7/25/45	18 bp	755,226
Version 1 Index

DJ ABX HE PEN AAA Series 6	AA	4,278,545		9,624,034	5/25/46	11 bp	1,324,113
Version 2 Index

DJ ABX HE PEN AAA Series 7	A–	2,630,906		4,431,000	8/25/37	9 bp	(94,159)
Version 1 Index

DJ CMB NA CMBX AAA Index	AAA	17,144		103,000	12/13/49	8 bp	(2,167)

DJ CMBX NA AAA Series 4 Version 1	AAA	8,226,923		19,915,500	2/17/51	35 bp	4,195,196
Index

Liberty Mutual Insurance, 7 7/8%,	—	—		215,000	12/20/13	(210 bp)	(5,669)
10/15/26

Deutsche Bank AG
DJ ABX HE PEN AAA Index	AA	1,346,572		8,995,519	5/25/46	11 bp	(1,418,005)

DJ ABX HE PEN AAA Series 6	AAA	273,887		1,374,820	7/25/45	18 bp	91,758
Version 1 Index

DJ ABX HE PEN AAA Series 6	AA	1,587,776		4,335,269	5/25/46	11 bp	255,426
Version 2 Index

DJ iTraxx Europe Series 8 Version 1	—	(106,695)	EUR	1,112,300	12/20/12	(375 bp)	67,413

DJ iTraxx Europe Series 9 Version 1	—	311,294	EUR	4,557,000	6/20/13	(650 bp)	463,662

Federal Republic of Brazil, 12 1/4%,	Ba1	—		$1,500,000	10/20/17	105 bp	(40,569)
3/6/30

General Electric Capital Corp., 6%,	Aa2	—		660,000	9/20/13	109 bp	(36,590)
6/15/12

India Government Bond, 5 7/8%, 1/2/10	BBB–/F	—		11,165,000	1/11/10	170 bp	97,828

Korea Monetary STAB Bond, 5.15%,	A2	—		2,620,000	2/19/10	115 bp	16,101
2/12/10

Korea Monetary STAB Bond, 5.45%,	AA/F	—		1,670,000	2/1/10	101 bp	3,947
1/23/10

Nalco Co., 7.75%, 11/15/11	Ba2	—		160,000	12/20/12	363 bp	629

Republic of Argentina, 8.28%, 12/31/33	—	—		442,500	4/20/13	(565 bp)	121,376

Republic of Argentina, 8.28%, 12/31/33	—	—		1,375,000	8/20/12	(380 bp)	416,488

Republic of Argentina, 8.28%, 12/31/33	—	—		1,000,000	3/20/13	(551 bp)	289,671

Republic of Indonesia, 6.75%, 2014	BB–	—		1,125,000	9/20/16	292 bp	63,061

Russian Federation, 7 1/2%, 3/31/30	—	—		442,500	4/20/13	(112 bp)	20,517

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	935,000	9/20/13	715 bp	6,357

United Mexican States, 7.5%, 4/8/33	Baa1	—		$2,945,000	3/20/14	56 bp	(126,740)

Virgin Media Finance PLC, 8 3/4%,	B2	—	EUR	880,000	9/20/13	477 bp	6,848
4/15/14

Virgin Media Finance PLC, 8 3/4%,	B2	—	EUR	880,000	9/20/13	535 bp	33,242
4/15/14

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/09 cont.						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating**	received (paid)***		amount	date	fund per annum	(depreciation)

Goldman Sachs International
DJ ABX HE PEN AAA Series 6	AA	$ 1,779,530		$4,240,415	5/25/46	11 bp	$477,787
Version 2 Index

DJ CDX NA CMBX AAA Index	AAA	109,727		3,000,000	3/15/49	7 bp	(257,738)

DJ CDX NA IG Series 12 Version 1 Index	—	(4,424,071)		101,775,000	6/20/14	(100 bp)	(4,036,421)

DJ CDX NA IG Series 12 Version 1 Index	—	(254,276)		5,786,000	6/20/14	(100 bp)	(232,238)

Lighthouse International Co, SA, 8%,	B3	—	EUR	815,000	3/20/13	680 bp	(279,610)
4/30/14

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	865,000	9/20/13	720 bp	(17,267)

JPMorgan Chase Bank, N.A.
Claire’s Stores, 9 5/8%, 6/1/15	Caa1	—		$140,000	6/20/12	230 bp	(56,264)

DJ ABX HE PEN AAA Series 6	AAA	1,301,904		6,645,576	7/25/45	18 bp	421,531
Version 1 Index

DJ ABX HE PEN AAA Series 6	AA	364,141		1,714,807	5/25/46	11 bp	(162,278)
Version 2 Index

DJ ABX HE PEN AAA Series 6	AA	1,595,158		4,293,203	5/25/46	11 bp	277,210
Version 2 Index

DJ CDX NA EM Series 10 Index	Ba2	62,677		1,085,000	12/20/13	335 bp	45,059

DJ iTraxx Europe Crossover Series 8	—	(304,973)	EUR	2,282,420	12/20/12	(375 bp)	52,229
Version 1

Freeport-McMoRan Copper & Gold, Inc.,	—	—		$2,360,300	3/20/12	(85 bp)	(15,943)
bank term loan

Republic of Argentina, 8.28%, 12/31/33	B–	—		1,385,000	6/20/14	235 bp	(615,894)

Republic of Hungary, 4 3/4%, 2/3/15	—	—		1,155,000	4/20/13	(171.5 bp)	24,178

Russian Federation, 7 1/2%, 3/31/30	Baa1	—		1,580,000	5/20/17	60 bp	(205,674)

Russian Federation, 7 1/2%, 3/31/30	Baa1	—		225,000	9/20/13	276 bp	3,765

Russian Federation, 7.5%, 3/31/30	Baa1	—		2,250,000	8/20/12	65 bp	(112,466)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	—		410,000	6/20/13	595 bp	(43,988)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc, 6 3/4%, 5/1/12	—	—		2,105,000	6/20/12	(150 bp)	200,466

D.R. Horton Inc., 7 7/8%, 8/15/11	—	—		1,435,000	9/20/11	(426 bp)	(72,745)

Pulte Homes Inc., 5.25%, 1/15/14	—	—		1,344,000	9/20/11	(482 bp)	(88,765)

Merrill Lynch International
Kinder Morgan, Inc., 6 1/2%, 9/1/12	—	—		3,137,000	9/20/12	(128 bp)	(33,196)

Morgan Stanley Capital Services, Inc.
DJ ABX CMBX BBB Index	—	92		127,231	10/12/52	(134 bp)	103,045

DJ CMB NA CMBX AAA Index	AAA	442,222		4,075,000	2/17/51	35 bp	(385,173)

Dominican Republic, 8 5/8%, 4/20/27	—	—		2,340,000	11/20/11	(170 bp)	313,682

Freeport-McMoRan Copper & Gold, Inc.,	Baa3	—		2,360,500	3/20/12	44 bp	(10,058)
T/L Bank Loan

Nalco Co., 7.75%, 11/15/11	Ba2	—		175,000	9/20/12	330 bp	(709)

Nalco Co., 7.75%, 11/15/11	Ba2	—		200,000	3/20/13	460 bp	7,536

Republic of Venezuela, 9 1/4%, 9/15/27	B2	—		1,570,000	10/12/12	339 bp	(389,346)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	—		138,000	9/20/13	(760 bp)	(14,016)

Total							$(6,546,962)

* Payments related to the reference debt are made upon a credit default event.

** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at July 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

*** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of July 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$88,215,312	$2,165,438

Common stocks:

Communication services	48,954	—	—

Consumer cyclicals	—	—	22

Energy	—	—	61,737

Total common stocks	48,954	—	61,759

Convertible bonds and notes	—	1,841,238	—

Convertible preferred stocks	—	8,694	—

Corporate bonds and notes	—	158,007,400	2,626

Foreign government bonds and notes	—	59,317,317	—

Mortgage-backed securities	—	375,979,933	2,064,175

Preferred stocks	—	202,606	—

Purchased options outstanding	—	22,278,310	—

Senior loans	—	53,352,466	—

U.S. Government and agency mortgage obligations	—	131,110,354	—

U.S Treasury obligations	—	20,468,340	—

Warrants	13,110	28,622	—

Short-term investments	72,486,216	30,410,451	—

Totals by level	$72,548,280	$941,221,043	$4,293,998

	Level 1	Level 2	Level 3

Other financial instruments:	$(12,422,592)	$(144,400,278)	$(375,514)

Other financial instruments include futures, written options, TBA sale commitments, swaps, forward contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of July 31, 2009:

				Change in net
		Accrued		unrealized		Net transfers
	Balance as of	discounts/	Realized	appreciation/	Net purchases/	in and/or out	Balance as of
Investments in securities:	July 31, 2008	premiums	gain/(loss)	(depreciation)*	sales	of Level 3	July 31, 2009

Asset-backed securities	$—	$—	$—	$—	$—	$2,165,438	$2,165,438

Common stocks:

Consumer cyclicals	37,139	—	(1,278,977)	1,274,357	(32,497)	—	22

Energy	113,520	—	105,949	72,897	(230,629)	—	61,737

Total common stocks	$150,659	$—	$(1,173,028)	$1,347,254	$(263,126)	$—	$61,759

Corporate bonds and notes	2,551	—	(797)	4,491	(3,619)	—	$2,626

Mortgage-backed securities	979,913	—	—	—	—	1,084,262	2,064,175

Warrants	5,080	—	(37,420)	32,340	—	—	—

Totals:	$1,138,203	$—	$(1,211,245)	$1,384,085	$(266,745)	$3,249,700	$4,293,998

Other financial instruments:	$—	$—	$—	$—	$—	$(375,514)	$(375,514)†

* Includes $27,297 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of operations.

† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/09

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $975,634,431)	$945,577,105
Affiliated issuers (identified cost $72,486,216) (Note 6)	72,486,216

Cash	2,637,449

Foreign currency (cost $2,941) (Note 1)	1,605

Dividends, interest and other receivables	9,214,239

Receivable for investments sold	95,695,903

Receivable for sales of delayed delivery securities
(Notes 1 and 7)	74,170,219

Unrealized appreciation on swap contracts (Note 1)	237,710,487

Receivable for variation margin (Note 1)	789,836

Unrealized appreciation on forward currency contracts
(Note 1)	4,802,061

Premium paid on swap contracts (Note 1)	14,305,144

Total assets	1,457,390,264

LIABILITIES

Distributions payable to shareholders	6,006,272

Payable for investments purchased	106,421,095

Payable for purchases of delayed delivery securities
(Notes 1 and 7)	113,538,714

Payable for compensation of Manager (Note 2)	1,335,619

Payable for investor servicing fees (Note 2)	30,592

Payable for custodian fees (Note 2)	63,467

Payable for Trustee compensation and expenses (Note 2)	172,966

Payable for administrative services (Note 2)	2,429

Unrealized depreciation on forward currency contracts (Note 1)	4,401,712

Payable for receivable purchase agreement (Note 2)	375,514

Interest payable (Note 2)	370,909

Written options outstanding, at value
(premiums received $47,013,617) (Notes 1 and 3)	46,346,678

Premium received on swap contracts (Note 1)	55,990,708

Unrealized depreciation on swap contracts (Note 1)	220,074,181

TBA sales commitments, at value
(proceeds receivable $73,893,281) (Note 1)	74,404,691

Collateral on certain derivative contracts, at value (Note 1)	24,405,188

Other accrued expenses	125,459

Total liabilities	654,066,194

Net assets	$803,324,070

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$1,151,885,150

Undistributed net investment income (Note 1)	51,705,211

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(376,673,027)

Net unrealized depreciation of investments and
assets and liabilities in foreign currencies	(23,593,264)

Total — Representing net assets applicable
to capital shares outstanding	$803,324,070

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($803,324,070 divided by 140,174,621 shares)	$5.73

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/09

INVESTMENT INCOME

Interest (net of foreign tax of $59,361 ) (including interest income of $202,393 from investments in affiliated issuers)
(Note 6)	$49,564,735

Dividends	23,556

Securities lending	21,228

Total investment income	49,609,519

EXPENSES

Compensation of Manager (Note 2)	5,174,515

Investor servicing fees (Note 2)	359,705

Custodian fees (Note 2)	117,917

Trustee compensation and expenses (Note 2)	54,855

Administrative services (Note 2)	35,570

Interest expense (Note 2)	370,909

Other	635,017

Fees waived by Manager (Note 6)	(4,919)

Total expenses	6,743,569

Expense reduction (Note 2)	(31,323)

Net expenses	6,712,246

Net investment income	42,897,273

Net realized loss on investments (Notes 1 and 3)	(39,713,757)

Net increase from payments by affiliates (Note 2)	5,954

Net realized loss on swap contracts (Note 1)	(74,536,297)

Net realized loss on futures contracts (Note 1)	(53,777,133)

Net realized loss on foreign currency transactions (Note 1)	(1,337,174)

Net realized loss on written options (Notes 1 and 3)	(1,259,554)

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	1,081,242

Net unrealized appreciation of investments futures
contracts, swap contracts, written options, and
TBA sale commitments during the year	68,668,362

Net loss on investments	(100,868,357)

Net decrease in net assets resulting from operations	$(57,971,084)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$42,897,273	$77,376,519

Net realized loss on investments and
foreign currency transactions	(170,617,961)	(15,197,779)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	69,749,604	(89,357,053)

Net decrease in net assets resulting
from operations	(57,971,084)	(27,178,313)

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income	(73,518,823)	(64,434,509)

Increase in capital share transactions from
reinvestment of distributions	194,773	—

Decrease from shares repurchased (Note 4)	(44,958,163)	(70,807,252)

Total decrease in net assets	(176,253,297)	(162,420,074)

NET ASSETS

Beginning of year	979,577,367	1,141,997,441

End of year (including undistributed
net investment income of $51,705,211
and $33,906,046, respectively)	$803,324,070	$979,577,367

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	149,513,744	160,911,717

Shares issued in connection with
reinvestment of distributions	43,685	—

Shares repurchased (Note 4)	(9,382,808)	(11,397,973)

Shares outstanding at end of year	140,174,621	149,513,744

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE			Year ended

	7/31/09	7/31/08	7/31/07	7/31/06	7/31/05

Net asset value, beginning of period	$6.55	$7.10	$7.02	$7.16	$7.03
Investment operations:

Net investment income [a,d]	.30	.50	.36	.34	.36

Net realized and unrealized gain (loss) on investments	(.64)	(.69)	.03	(.16)	.28

Total from investment operations	(.34)	(.19)	.39	.18	.64
Less distributions:

From net investment income	(.52)	(.42)	(.36)	(.36)	(.51)

Total distributions	(.52)	(.42)	(.36)	(.36)	(.51)
Increase from shares repurchased	.04	.06	.05	.04	—

Net asset value, end of period	$5.73	$6.55	$7.10	$7.02	$7.16

Market price, end of period	$5.37	$5.97	$6.21	$6.02	$6.31

Total return at market price (%) [b]	0.65	2.84	9.06	1.14	8.35

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$803,324	$979,577	$1,141,997	$1,310,078	$1,396,980

Ratio of expenses to average net assets (%) [c,d]	.93 [f]	.83	.82	.81	.84

Ratio of expenses to average net assets,
excluding interest expense (%) [c,d]	.88	.83	.82	.81	.84

Ratio of net investment income to average net assets (%) [d]	5.92	7.20	5.02	4.86	4.99

Portfolio turnover (%) [e]	230.07	134.37	83.71	104.97	139.74

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2009, July 31, 2008, July 31, 2007, July 31, 2006, and July 31, 2005, reflect a reduction of less than 0.01%, less than 0.01%, 0.01%, 0.01% and 0.02% of average net assets, respectively (Note 6).

e Portfolio turnover excludes dollar roll transactions.

f Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.05% of average net assets as of July 31, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/09

Note 1: Significant accounting policies

Putnam Premier Income Trust (the “fund”), a non-diversified Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The fund’s investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, September 16, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source.

The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

H) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

K) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

L) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $3,243,960 at July 31, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At July 31, 2009, the fund had net unrealized losses of $41,845,817 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $19,117,848.

M) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

N) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

O) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

P) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2009, the fund had no securities out on loan.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At July 31, 2009, the fund had a capital loss carryover of $207,420,492 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$44,917,486	July 31, 2010

80,119,935	July 31, 2011

6,338,093	July 31, 2015

17,302,669	July 31, 2016

58,742,309	July 31, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2010 $166,441,646 of losses recognized during the period November 1, 2008 to July 31, 2009.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, unrealized gains and losses on certain futures contracts, realized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2009, the fund reclassified $48,420,715 to increase undistributed net investment income and $59,811,154 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $11,390,439.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2009 were as follows:

Unrealized appreciation	$66,162,436
Unrealized depreciation	(110,703,430)

Net unrealized depreciation	(44,540,994)
Undistributed ordinary income	61,995,103
Capital loss carryforward	(207,420,492)
Post-October loss	(166,441,646)

Cost for federal income tax purposes	$1,062,604,315

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $5,954 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $1,457,093 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $13,445,553 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the year ended July 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended July 31, 2009, the fund’s expenses were reduced by $31,323 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $626, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended July 31, 2009, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,701,975,346 and $1,824,689,819, respectively. Purchases and sales of U.S. government securities aggregated $— and $21,796,264, respectively.

Written option transactions during the year ended July 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$148,364,000	$5,687,548

Options opened	1,158,976,500	55,599,043

Options exercised	—	—

Options expired	(19,630,000)	(586,446)

Options closed	(380,652,500)	(13,686,528)

Written options outstanding
at end of year	$907,058,000	$47,013,617

Note 4: Shares repurchased

In September 2008, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended July 31, 2009, the fund repurchased 9,382,808 common shares for an aggregate purchase price of $44,958,163, which reflects a weighted-average discount from net asset value per share of 11.5%.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of July 31, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
Statement 133	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$3,326,405	Payables	$41,136,811

Foreign exchange contracts	Receivables	4,802,061	Payables	4,401,712

Interest rate contracts	Investments, Receivables,	257,920,250*	Payables, Net assets —	280,650,062*
	Net assets — Unrealized		Unrealized appreciation /
	appreciation /(depreciation)		(depreciation)

Total		$266,048,716		$326,188,585

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the year ended July 31, 2009 (see Note 1):

Amount of realized gain (loss) on derivatives recognized in income

Derivatives not accounted
for as hedging instruments			Forward currency
under Statement 133	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(100,405,787)	$(100,405,787)

Foreign exchange contracts	—	—	(875,145)	—	(875,145)

Interest rate contracts	(2,531,188)	(53,777,133)	—	25,869,490	(30,438,831)

Total	$(2,531,188)	$(53,777,133)	$(875,145)	$(74,536,297)	$(131,719,763)

The following is a summary of unrealized gains or losses of derivative instruments on the Statement of operations for the year ended July 31, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging
instruments			Forward currency
under Statement 133	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$23,601,433	$23,601,433

Foreign exchange contracts	—	—	892,953	—	892,953

Interest rate contracts	10,525,025	(5,116,760)	—	53,303,021	58,711,286

Total	$10,525,025	$(5,116,760)	$892,953	$76,904,454	$83,205,672

Note 6: Investment in Putnam Prime Money Market Fund and
Putnam Money Market Liquidity Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2009, management fees paid were reduced by $4,919 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $125,077 for the year ended July 31, 2009. During the year ended July 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $73,177,560 and $99,617,992, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

In April 2009, the fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $77,316 for the year ended July 31, 2009. During the year ended July 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $275,837,686 and $203,351,470, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Federal tax information (unaudited)

For the tax year ended July 31, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $53,373,702 of distributions paid as qualifying to be taxed as interest-related dividends, and $— to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

Shareholder meeting results (unaudited)

January 29, 2009 annual meeting

The annual meeting of shareholders of the fund was held on January 29, 2009.

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	108,139,418	16,096,442

Charles B. Curtis	108,086,588	16,149,272

Robert J. Darretta	108,116,246	16,119,614

Myra R. Drucker	108,151,290	16,084,570

Charles E. Haldeman, Jr. *	108,045,099	16,190,761

John A. Hill	108,148,208	16,087,652

Paul L. Joskow	108,112,396	16,123,464

Elizabeth T. Kennan	107,988,630	16,247,230

Kenneth R. Leibler	108,105,764	16,130,096

Robert E. Patterson	108,138,266	16,097,594

George Putnam, III	108,095,285	16,140,575

Robert L. Reynolds	108,148,011	16,087,849

Richard B. Worley	108,084,946	16,150,914

All tabulations are rounded to the nearest whole number.

* Mr. Haldeman retired from the Board of Trustees of the Putnam Funds on June 30, 2009.

Compliance certifications (unaudited)

On February 27, 2009, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.
  Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management. During 2002,	Senior Associate Treasurer/Assistant Clerk
	Chief Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management. Prior to 2004,
Principal Financial Officer	General Counsel, State Street Research &
Since 2002	Management Company
Senior Managing Director,
Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and
Janet C. Smith (Born 1965)	Chief Compliance Officer
Vice President, Principal Accounting	Since 2007
Officer and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments	Management. Prior to 2004, member of
and Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and
BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President	Managing Director, Putnam Investments
Since 2002
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Susan G. Malloy
Putnam Investment	John A. Hill, Chairman	Vice President and Assistant Treasurer
Management, LLC	Jameson A. Baxter, Vice Chairman
One Post Office Square	Ravi Akhoury	Beth S. Mazor
Boston, MA 02109	Charles B. Curtis	Vice President
Robert J. Darretta
Investment Sub-Manager	Myra R. Drucker	James P. Pappas
Putnam Investments Limited	Paul L. Joskow	Vice President
57–59 St James’s Street	Elizabeth T. Kennan
London, England SW1A 1LD	Kenneth R. Leibler	Francis J. McNamara, III
	Robert E. Patterson	Vice President and Chief Legal Officer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	Robert R. Leveille
Company, LLC	W. Thomas Stephens	Vice President and
One Post Office Square	Richard B. Worley	Chief Compliance Officer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and BSA Compliance Officer
Putnam Retail Management	President	Judith Cohen
One Post Office Square		Vice President, Clerk and Assistant
Boston, MA 02109	Charles E. Porter	Treasurer
Executive Vice President, Principal
Custodian	Executive Officer, Associate Treasurer	Wanda M. McManus
State Street Bank and Trust Company	and Compliance Liaison	Vice President, Senior Associate Treasurer
and Assistant Clerk
Legal Counsel	Jonathan S. Horwitz
Ropes & Gray LLP	Senior Vice President and Treasurer	Nancy E. Florek
Vice President, Assistant Clerk, Assistant
Independent Registered Public	Steven D. Krichmar	Treasurer and Proxy Manager
Accounting Firm	Vice President and
KPMG LLP	Principal Financial Officer

Janet C. Smith
Vice President, Principal Accounting
Officer and Assistant Treasurer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

AN708 257720 9/09

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2009	$98,744	$--	$5,800	$-

July 31, 2008	$95,699	$--	$6,000	$-

For the fiscal years ended July 31, 2009 and July 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,800 and $74,733 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31, 2009	$ -	$ -	$ -	$ -

July 31, 2008	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R. Drucker

John A. Hill
Kenneth R. Leibler
W. Thomas Stephens

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►  The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►  The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

►  The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►  The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►  Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►  The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►  The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►  The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►  The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►  Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards or where a company fails to provide transparent disclosure of executive compensation. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►  The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►  The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►  The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►  The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►  The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►  The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►  The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►  The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►  The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►  The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►  The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►  The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►  The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►  The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees will also consider whether a company’s severance payment and performance-based compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. In addition, as the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share reregistration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

►  For companies subject to “co-determination,” the funds will vote on a case by-case basis for the election of nominees to the supervisory board.

►  The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

►  For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►  The funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

►  The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

►  The funds will withhold votes from the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

►  The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►  The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote: against remuneration reports that indicate that awards under a long term incentive plan are not linked to performance targets; and on a case-by-case basis on other remuneration reports, giving consideration to whether the report indicates a correlation between compensation and performance that is consistent with the funds’ high standards for compensation practices.

As adopted March 6, 2009

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio .

Portfolio	Joined	Employer	Positions Over Past Five Years
managers	Fund

D. William Kohli	2002	Putnam Management	Director, Global Core Team
		1994-Present	Previously, Team Leader,
			Portfolio Construction

Michael Atkin	2007	Putnam Management	Senior Economist,
		1997-Present	Previously, Team Leader,
			County Analysis

Rob Bloemker	2005	Putnam Management	Head of Fixed Income
		1999-Present	Previously, Deputy
			Head of Investments~~,~~and Chief
			Investment Officer, ~~-~~ Fixed
			Income~~;~~

Kevin Murphy	2007	Putnam Management	Team Leader, High Grade Credit
		1999-Present

Paul Scanlon	2005	Putnam Management	Team Leader, U.S. High-Yield.

1999-Present	Previously, Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
Portfolio			Other accounts that pool		account programs and
Leader or	Other SEC-registered open-		assets from more than one		single-sponsor defined
Member	end and closed-end funds		client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

William Kohli	7*	$3,181,300,000	8	$1,651,300,000	8	$2,249,100,000

Rob Bloemker	20**	$8,365,500,000	24	$7,282,500,000	20***	$6,874,700,000

Michael Atkin	5	$3,015,100,000	4	$872,000,000	4	$1,267,300,000

Paul Scanlon	16*	$5,949,100,000	22	$1,872,200,000	6	$509,400,000

Kevin Murphy	15**	$6,100,100,000	17	$4,958,300,000	14	$4,748,100,000

* 2 accounts, with total assets of $166,200,000, pay an advisory fee based on account performance.

**4 accounts, with total assets of $254,100,000, pay an advisory fee based on account performance.

***2 accounts, with total assets of $313,300,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam

Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

				$10,001–	$50,001–	$100,001–	$500,001–	$1,000,001 and
	Year	$0	$1–$10,000	$50,000	$100,000	$500,000	$1,000,000	over

D. William Kohli	2009	*

Michael Atkin	2009	*

Rob Bloemker	2009	*

Kevin Murphy	2009	*

Paul Scanlon	2009	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 -
August 31, 2008	255,606	$5.82	255,606	7,280,265
September 1 -
September 30, 2008	3,615,257	$5.31	3,615,257	3,665,008
October 1 -
October 7, 2008	-	-	-	3,665,008
October 8 -
October 31, 2008	2,765,218	$4.92	2,765,218	11,799,070
November 1 -
November 30, 2008	815,994	$3.73	815,994	10,983,076
December 1 -
December 31, 2008	1,073,426	$3.76	1,073,426	9,909,650
January 1 -
January 31, 2009	-	-	-	9,909,650
February 1 -
February 28, 2009	207,886	$4.14	207,886	9,701,764
March 1 -
March 31, 2009	103,943	$4.08	103,943	9,597,821
April 1 -
April 30, 2009	545,478	$4.23	545,478	9,052,343
May 1 -
May 31, 2009	-	-	-	9,052,343
June 1 -
June 30, 2009	-	-	-	9,052,343
July 1 -
July 31, 2009	-	-	-	9,052,343

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 9,757,815 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 19,515,630 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 15,775,319 shares through October 7, 2008. In September 2008, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 14,564,288 shares through October 7, 2009.

**Information prior to October 7, 2008 is based on the total number of shares eligible for repurchase under the program, as amended through September 2007. Information from October 8, 2008 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2008.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 29, 2009